UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2023

Date of reporting period: October 31, 2023

Item 1.	Reports to Stockholders.

(a)     A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

CIBC Atlas Funds

Annual Report

OCTOBER 31, 2023

CIBC Private Wealth Advisors, Inc.

CIBC Atlas Disciplined Equity Fund

AWEIX

CIBC Atlas Mid Cap Equity Fund

AWMIX

CIBC Atlas Income Opportunities Fund

AWIIX

CIBC Atlas All Cap Growth Fund

AWGIX

CIBC Atlas Equity Income Fund

AWYIX

CIBC Atlas International Growth Fund

AWWIX

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2023

The Funds file their complete schedules of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT is available on the SEC’s website at https://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to Fund securities, as well as information relating to how the Funds voted proxies relating to Fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-328-3863; and (ii) on the SEC’s website at https://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2023
(Unaudited)

SHAREHOLDERS’ LETTER

Dear CIBC Atlas Funds Investors,

The Funds’ fiscal year was that in which the economy successfully navigated through the fastest rise in U.S. policy interest rates in approximately forty years, dating back to the Volker administration of the late 1970’s and early 1980’s. Underpinning the rapid rise in rates, was the ongoing debate a “hard landing” or “soft landing” for the U.S. economy. While there is latency to the impacts of raising policy rates, at the time of this writing, the near-term impacts to the economy have been relatively muted, though with some cost. While headline and core U.S. inflation are well off their 2022 peaks, U.S. GDP growth has also fallen, however the “cost’ of GDP growth deceleration has not led to a recession.

As both stock and fixed income markets have reacted to the rise in rates, so too have consumers and corporations. For consumers, borrowing costs are considerably higher than recent history, most notably in mortgage loan, car loan and credit card rates. Consumer spending, as important as it is to GDP growth, must be monitored closely for signs of stress. Corporations must also adjust to higher interest rates, as they also are faced with the new reality that historically low borrowing rates are, at least for the foreseeable future, a thing of the past. Similarly, the US Federal Government must also face the stark reality that as bonds with lower rates mature, new issuance must be made at higher rates. Any austerity measures in a reaction to the inevitable increased interest costs also pose risks to GDP growth.

Despite macro risks, equity and fixed income markets have generally responded positively vs. a weak 2022. Overall corporate earnings have slowed, however a closer look “under the hood” reveals pockets of strength, most notably industries within Technology, Communications Services and Consumer Discretionary. Not coincidentally, stocks within these particular industries have driven the majority of gains for the past year, and most notably the “Magnificent 7” within the S&P 500. Still, despite the narrowness of the market, we maintain our confidence in high quality corporations that have track records of successfully deployed capital in varying economic environments ultimately return that value and investment back to their investors.

The CIBC Atlas Funds family remain fully committed to the philosophy of fundamental, active investing while maintaining an opportunistic, high-quality bias for our investors in order to return value to our Funds’ shareholders. We would like to take this opportunity to thank you for your investment and

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2023
(Unaudited)

support in the CIBC Atlas Funds.

Following is a discussion of each fund’s performance and strategy for the fiscal year.

CIBC Atlas Disciplined Equity Fund

Interest rates and inflation remained amongst the top stories in the one year period ending October 31, 2023. The Federal Reserve continued to raise rates in its fight against inflation, starting near zero on Fed Funds before the first increase in March of 2022 to the eleventh, and potentially last hike in July, to 5.5%. While perhaps too early to call the end to persistent high prices, the latest inflation data suggests the Fed’s efforts have been successful.

The S&P 500 gained 10.14% in the period, a respectable return and retracing some of the weakness seen in the prior year period. Yet some of the underlying characteristics of the rally were less impressive. Specifically only two sectors outperformed the broad market, Communication Services and Information Technology, both up over 30%. The worst performing sectors were defensive ones such as Utilities, REITs, Healthcare and Consumer Staples. Further evidence of a narrow market was that the stocks deemed “The Magnificent 7” (Microsoft, Apple, Nvidia, Amazon, Alphabet, Tesla and Meta) were responsible for a significant part of the markets gain, with the average stock lagging behind the market cap-weighted index return.

The Disciplined Equity Fund returned 5.73%, underperforming the benchmark S&P 500 by 4.41%. Much of the underperformance occurred in the first half of the calendar year and was driven largely by not having enough exposure to the “The Magnificent 7.” This was most notable in semiconductors within the Information Technology Sector and in interactive media related holdings within Communications Services. Other areas of underperformance were Industrials and banks within Financials. On a positive note, the Fund outperformed in Consumer Discretionary with an overweight holding in Amazon and not owning underperforming Tesla. In Materials performance was led by Linde and in Healthcare the Fund benefited from an underweight in pharmaceuticals and biotechnology stocks.

Although it was a difficult relative performance year we continue to focus on high quality companies with attractive free cash flow generation characteristics that we believe will outperform over time.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2023
(Unaudited)

CIBC Atlas Mid Cap Equity Fund

The Russell Mid-Cap Growth Index returned +3.35% for the one year period ending October 31, 2023. Only three sectors; Consumer Discretionary, Industrials, and Technology generated positive returns of significance. Health care, Materials and Utilities were notably negative.

The CIBC Atlas Mid-Cap Equity Fund returned -1.15% for the same period. Our stock selection in the Staples and Financials sectors were notable sources of outperformance. However, they were more than offset by poor stock selection in the Technology and Consumer Discretionary sectors, where we did not have enough exposure to high momentum and very high valuation stocks. We are uncomfortable that the extended price moves are sustainable given the outlook for fundamentals.

The two biggest contributors to performance came from Cadence Design Systems, Inc. and Synopsys, Inc. Both companies supply software utilized in the design of semi-conductors. The emergence of artificial intelligence is significantly increasing semi-conductor demand.

The two largest detractors were Enphase Energy and ResMed. Enphase, a solar energy component provider was a huge winner last year but suffered a large price setback when housing demand collapsed. ResMed, a manufacturer of equipment for sleep apnea, dropped in price as concerns mount that new weight loss drugs will lower demand. Both holdings were sold.

While we would note that Fiscal 2023 was a challenging year for performance, we still remain ahead of the benchmark index on both the two and three year measurements. We continue to focus on investing in high quality companies with above average growth prospects while maintaining discipline on the price we are paying for those businesses. We have seen that continued adherence to this philosophy provides solid results over time.

CIBC Atlas Income Opportunities Fund

Interest rates and inflation remained amongst the top stories in the one year period ending October 31, 2023. The Federal Reserve continued to raise rates in its fight against inflation, starting near zero on Fed Funds before the first increase in March of 2022 to the eleventh, and potentially last hike in July, to 5.5%. While perhaps too early to call the end to persistent high prices, the latest inflation data suggests the Fed’s efforts have been successful.

The S&P 500 gained 10.14% in the period, a respectable return and retracing some of the weakness seen in the prior year period. Yet some of the underlying

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2023
(Unaudited)

characteristics of the rally were less impressive. Specifically only two sectors outperformed the broad market, Communication Services and Information Technology, both up over 30%. The worst performing sectors were defensive ones such as Utilities, REITs, Healthcare and Consumer Staples. Further evidence of a narrow market was that the stocks deemed “The Magnificent 7” (Microsoft, Apple, Nvidia, Amazon, Alphabet, Tesla and Meta) were responsible for a significant part of the markets gain, while the average stock lagged behind the market cap-weighted index return.

The CIBC Atlas Income Opportunities fund gained 4.69% in the twelve months ending October 31, 2023; underperforming the blended benchmark (60% S&P 500 Index/40% Barclays Government Credit Index) return of 6.42% by 173 basis points. The Fund’s equity holdings underperformed the S&P 500 Index, while the fixed income holdings outperformed the Barclays Government Credit Index.

By sector, Financials, Health Care and Materials were the largest contributors to equity relative performance. The Fund’s positive stock selection in Financials and Materials along with a sizeable underweight in Health Care added to the Fund’s performance.

The Communication Services, Industrials and Utilities sectors were detractors from overall relative performance. The Fund’s underweight in Communication Services as a result of not holding several outperforming non-dividend paying stocks and adverse stock selection in the Industrials and Utilities sectors were the largest detractors from the Fund’s performance.

Bonds weathered the trend higher in interest rates with an offset from tighter credit spreads. The Bloomberg US Government/Credit Index advancing 0.74% for the one year period ending October 31, 2023. Overall, the Fund’s fixed income holdings were less sensitive to rate changes than the market. The Fund also held an overweight in Corporate bonds relative to the Index. These two factors contributed to fixed income outperformance. Within the Fund’s Corporate position, exposure to the Media sector within detracted from performance.

We continue to manage the Fund to take advantage of opportunities arising from both macro developments and changes in company fundamentals. We focus on investing in both the debt and equity of high quality companies with attractive free cash flow characteristics that generate an above average level of current income.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2023
(Unaudited)

CIBC Atlas All Cap Growth Fund

The Russell 3000® Growth Index returned 17.32% over the year period ending October 31, 2023. The CIBC Atlas All Cap Growth Fund returned 7.78% during the same period, underperforming the Russell 3000® Growth benchmark. Consumer Staples, Consumer Discretionary and Healthcare added to the fund’s returns while Information Technology, Financials, Energy, Communication Services, Industrials and Real Estate detracted from returns.

While the fund’s Technology holdings had the highest returns on an absolute basis, the sector was the largest detractor to fund attribution during the period. This was largely due to the fund’s relative underweights of the “Magnificent Seven” tech stocks, Apple, Microsoft, Nvidia, Tesla, Amazon, Google, Meta, versus their highly concentrated positions in the Russell 3000® Index.

The fund’s positive contributions from the Consumer Staples, Consumer Discretionary, and Healthcare sectors were due a combination of good stock picking and sector allocation.

On an absolute basis, positive stock contributors included Palo Alto Networks, Eli Lily, Nvidia, Microsoft and Chipotle. Among the largest detractors from performance on an absolute basis were Charles Schwab, EOG Resources, Elevance Health and L3Harris Technologies.

We remain committed to our strategy of investing in high quality open ended growth companies at reasonable valuations.

CIBC Atlas Equity Income Fund

The Russell 1000® Index was up 9.48% for the year period ending October 31, 2023. The market was led by a small group of mega-cap technology stocks, which included Apple, Microsoft, Nvidia, Meta, Amazon and Alphabet. These six stocks accounted for over 80% of the gains in the index. In fact, the median stock in the Russell 1000® index was down about 1.03% during the year. Dividend-paying stocks were a very challenged part of the market as the more stable and defensive sectors that tend to pay higher dividends, such as Utilities, Real Estate and Healthcare, were the poorest performing sectors. Each of these sectors declined during the year. The best performing sectors were some of the lower dividend-paying sectors such as Technology, Communication Services and Consumer Discretionary, that tend to generate lower cash flows.

The CIBC Atlas Equity Income Fund declined 1.03% for the year, underperforming the benchmark Russell 1000®. This represented a reversal versus the prior

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2023
(Unaudited)

year, when the fund and dividend-paying stocks broadly, outperformed in a declining market overall. The generally safer, lower-volatility nature of dividend-paying stocks that helped buoy fund performance during last year’s market declines became more of a headwind as stable dividend-paying stocks struggled against a backdrop of rising short and long-term interest rates and fears of recession that seemed to wane as the year went on and as markets chased technology and artificial intelligence story stocks.

The top contributors to fund performance during the year included Microsoft (MSFT +47%), pharmaceutical giant Eli Lilly (LLY +55%), energy pipeline operator Magellan Midstream Partners (MMP +38%), financial futures exchange operator CME Group (CME +29%) and oil and natural gas pipeline operator Enterprise Products Partners (EPD +11%). Each of these businesses performed well during the year, with Lilly’s performance notably driven by the growth of their blockbuster drugs for diabetes and obesity. Magellan Midstream was acquired for a premium during the year by Oneok Inc. Microsoft, which was among the fund’s worst stocks in 2022, rallied in 2023 on solid business results and their strong position in artificial intelligence. Magellan, Enterprise and Lilly were among the top performing stocks in the fund in 2022 as well.

Among the worst performing stocks in the fund during the year were renewable energy provider NextEra Energy Partners (NEP -61%), defense contractor L3Harris Technologies (LHX -25%), infrastructure operator Brookfield Infrastructure Partners (BIP -35%), brokerage firm Charles Schwab (SCHW -34%), and managed care provider Elevance Health (ELV -17%). Elevance Health and L3Harris gave back some of their gains from 2022, as they were among the top performing stocks in the fund last year. Both of these are defensive growth businesses that tend to outperform when the market is declining. NextEra Energy Partners struggled along with other renewable energy stocks in the face of rising interest rates that place a higher cost on the capital investments required to transition the economy toward a more sustainable electrical grid. Charles Schwab sold off as rising interest rates pressured their deposit base, encouraging their clients to move money into higher yielding (and less profitable for Schwab) assets.

We remain committed to the approach of investing in high quality dividend growth stocks which offer a combination of current income and capital appreciation, and we believe this investment style offers unusual value as we enter the new year.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2023
(Unaudited)

CIBC Atlas International Growth Fund

International markets performed well during the one year period ending October 31, 2023 coming off the October 2022 market lows. The benchmark MSCI All Country World Index (“ACWI”) (ex U.S.) was up 12.66% over the period. The year was characterized by a global tech rebound, rising rates, inflation concerns, and increased geopolitical risk. The fiscal year started at market lows due in part to rising rates as global central banks worked to fight inflation. Early in the year, the oversold Technology sector began a year long rebound that resulted in the Technology sector up over 20%. The rapid rise in rates did have its intended effect and throughout the year global inflation, especially in Europe, moved lower to levels that many economists believe allow central bankers to limit future rate hikes. Investor enthusiasm that may have built from falling inflation rates was muted by increased geopolitical risk around the world. The war in Ukraine continued throughout the year while late in the year unrest in the Middle East arose as well. Further complicating the picture was a much slower than expected recovery China that included renewed concerns about the property market. Technically, the much anticipated global recession did not develop, but in China, Europe, the U.K. and other regions the economic slowdown has been acute. High quality global companies managed this crosscurrents well which resulted in the positive equity performance for the year.

The CIBC Atlas International Growth Fund outperformed this year, with a return of 15.22% vs. the benchmark return of 12.66%. On a sector basis, Consumer Discretionary, Materials, and Health Care were the best performing areas on a relative basis, while Energy, Financials, and Industrials were the biggest detractors. On a country basis, U.K., Switzerland, and Hong Kong were the best performers, while Japan, Denmark, and India were the largest detractors. Thematically, the China internet recovered from October lows with the technology rally, but never achieved the results of the “Magnificent Seven” in the U.S. due to China macro weakness. On the negative side the Industrials segment detracted from performance on multiple themes. The exposure to energy transition detracted from performance in part due to rising rates. The industrial automation sector also experienced weakness due to the soft China manufacturing outlook. The overweight to the U.K. was a positive from a selection and allocation perspective, particularly on the defense side where countries who have previously underspent for decades are stepping up their defense budgets to combat rising geopolitical uncertainty across the world. In Japan, a strong value market resulted in relative underperformance due to the quality growth bias in the portfolio.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2023
(Unaudited)

Looking forward to the next fiscal year, the picture remains highly uncertain. From geopolitics, to inflation, to slower global growth, conditions are far from ideal. Several European economies, including the U.K. and Germany, are either in recession or on the precipice of one. China will be a continued focus as investors assess financial strains on their real estate and banking sectors. On the bright side, while the inflation story isn’t totally behind us yet, the landscape looks far more manageable than it did a year ago and central bank rate hikes are nearing completion. Regardless, the International Growth portfolio owns extremely high quality, well capitalized companies with excellent management teams. This winning formula should continue to drive above average earnings growth and stock returns over the long run.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2023
(Unaudited)

The information contained herein represents the views of the manager at a specific point in time and is based on information believed to be reliable. It should not be regarded as investment advice or recommendation of specific securities. Holdings are subject to change. Securities mentioned do not make up the entire portfolio and, in the aggregate, may represent a small percentage of the portfolio. Past performance is not indicative of future results.

Mutual fund investing involves risk, including possible loss of principal. There is no assurance that the Funds will achieve their stated objectives. Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. Mortgage-backed securities (MBS) are subject to prepayment and extension risk and therefore react differently to changes in interest rates than other bonds. Small movements in interest rates may quickly and significantly reduce the value of certain MBS. High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Investments in securities of MLPs involve risk that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP. MLP common units and other equity securities can be affected by economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer. REIT investments are subject to changes in economic conditions, credit risk and interest rate fluctuations. The Income Opportunities Fund may invest in derivatives, which are often more volatile than other investments and may magnify the Fund’s gains or losses.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2023
(Unaudited)

Definition of the Comparative Indices

The Bloomberg US Government/Credit Index is an unmanaged index that includes government and investment-grade corporate bonds with at least one year until maturity.

The MSCI ACWI ex-US Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 26 Emerging Markets (EM) countries.

The Russell 1000® Index measures the performance of the large-cap segment of the US equity universe. It includes over 90% of the total market capitalization of all listed US stocks, and is considered a bellwether index for large cap investing.

The Russell 3000® Growth Total Return Index consists of the growth segment of the 3,000 companies in the Russell 3000® Index. The Russell 3000® Index is an unmanaged index which measures the performance of the 3,000 largest US companies, based on total market capitalization, which represents approximately 98% in the investable US equity market.

The Russell Mid-Cap Growth Index is an unmanaged capitalization-weighted index of medium and medium/small companies in the Russell 1000® Index chosen for their growth orientation. The Russell 1000® Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

The S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the US stock market. The return per the total return index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS DISCIPLINED EQUITY FUND
OCTOBER 31, 2023 (Unaudited)

Growth of a $250,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR YEAR ENDED OCTOBER 31, 2023(1)
	1 Year	3 Years	5 Years	10 Years	Inception to Date
CIBC Atlas Disciplined Equity Fund, Institutional Shares	5.73%	7.29%	9.43%	10.85%	9.31%
S&P 500 Index	10.14%	10.36%	11.01%	11.18%	9.07%

(1) On January 2, 2014, the Invesco Disciplined Equity Fund (the “Invesco Predecessor Fund”) was reorganized into The Advisors’ Inner Circle Fund AT Disciplined Equity Fund (“AT Disciplined Equity Fund”). Prior to September 21, 2009, the Fund operated as Atlantic Whitehall Equity Income Fund (the “Atlantic Whitehall Predecessor Fund”, collectively the “Predecessor Funds”) and the AT Disciplined Equity Fund assumed the historical performance of the Predecessor Funds. Information presented from September 21, 2009 through January 2, 2014 is that of the Invesco Predecessor Fund. Inception date of the Atlantic Whitehall Predecessor Fund was December 1, 2005. Information presented prior to September 21, 2009 is that of the Atlantic Whitehall Predecessor Fund. On June 25, 2018, the name of the AT Disciplined Equity Fund changed to CIBC Atlas Disciplined Equity Fund. See Note 1 in Notes to Financial Statements.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of the comparative indices on page 10.

The accompanying notes are an integral part of the financial statements.

13

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS MID CAP EQUITY FUND
OCTOBER 31, 2023 (Unaudited)

Growth of a $250,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR YEAR ENDED OCTOBER 31, 2023(1)(2)
	1 Year	3 Years	5 Years	Inception to Date
CIBC Atlas Mid Cap Equity Fund, Institutional Shares	-1.15%	2.75%	6.32%	7.21%
Russell Mid-Cap Growth Index	3.35%	0.79%	8.09%	8.42%

(1) Fund commenced operations on June 27, 2014.

(2) On June 25, 2018, the name of the AT Mid Cap Equity Fund changed to CIBC Atlas Mid Cap Equity Fund. See Note 1 in Notes to Financial Statements.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of the comparative indices on page 10.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME
OPPORTUNITIES FUND
OCTOBER 31, 2023 (Unaudited)

Growth of a $250,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR YEAR ENDED OCTOBER 31, 2023(1)(2)
	1 Year	3 Years	5 Years	Inception to Date
CIBC Atlas Income Opportunities Fund, Institutional Shares	4.69%	5.16%	6.69%	6.21%
60/40 Hybrid of the S&P 500 Index and Bloomberg U.S. Government/Credit Index	6.42%	3.96%	6.98%	6.82%
S&P 500 Index	10.14%	10.36%	11.01%	10.52%
Bloomberg U.S. Government/Credit Index	0.74%	-5.58%	0.30%	0.85%

(1) Fund commenced operations on June 27, 2014.

(2) On June 25, 2018, the name of the AT Income Opportunities Fund changed to CIBC Atlas Income Opportunities Fund. See Note 1 in Notes to Financial Statements.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of the comparative indices on page 10.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS ALL CAP GROWTH FUND
OCTOBER 31, 2023 (Unaudited)

Growth of a $250,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR YEAR ENDED OCTOBER 31, 2023(1)(2)
	1 Year	3 Years	5 Years	10 Years	Inception to Date
CIBC Atlas All Cap Growth Fund, Institutional Shares	7.78%	3.08%	9.76%	9.67%	8.27%
Russell 3000® Growth Total Return Index	17.32%	8.07%	13.49%	13.27%	10.67%

(1) On February 12, 2018, the Geneva Advisors All Cap Growth Fund (the “All Cap Growth Predecessor Fund”) was reorganized into The Advisors’ Inner Circle Fund AT All Cap Growth Fund (the “AT All Cap Growth Fund”). Class R and Class I shares of the All Cap Growth Predecessor Fund were exchanged on a tax-free basis for Institutional Class shares of the AT All Cap Growth Fund. Information presented prior to February 12, 2018 is that of the All Cap Growth Predecessor Fund. Inception date of the All Cap Growth Predecessor Fund was September 28, 2007. On June 25, 2018, the name of the AT All Cap Growth Fund changed to CIBC Atlas All Cap Growth Fund.

(2) For the period September 1, 2018 to October 31, 2018. Effective February 27, 2018, the CIBC Atlas All Cap Growth Fund changed its fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of the comparative indices on page 10.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS EQUITY INCOME FUND
OCTOBER 31, 2023 (Unaudited)

Growth of a $250,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR YEAR ENDED OCTOBER 31, 2023(1)(2)
	1 Year	3 Years	5 Years	10 Years	Inception to Date
CIBC Atlas Equity Income Fund, Institutional Shares	-1.03%	8.16%	9.63%	8.58%	10.28%
Russell 1000® Index	9.48%	9.53%	10.71%	10.88%	11.80%

(1) On February 12, 2018, the Geneva Advisors Equity Income Fund (the “Equity Income Predecessor Fund”) was reorganized into The Advisors’ Inner Circle Fund AT Equity Income Fund (the “AT Equity Income Fund”). Class R and Class I shares of the Equity Income Predecessor Fund were exchanged on a tax-free basis for Institutional Class shares of the AT Equity Income Fund. Information presented prior to February 12, 2018 is that of the Equity Income Predecessor Fund. Inception date of the Equity Income Predecessor Fund was April 30, 2010. On June 25, 2018, the name of the AT Equity Income Fund changed to CIBC Atlas Equity Income Fund.

(2) For the period September 1, 2018 to October 31, 2018. Effective February 27, 2018, the CIBC Atlas Equity Income Fund changed its fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of the comparative indices on page 10.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INTERNATIONAL
GROWTH FUND
OCTOBER 31, 2023 (Unaudited)

Growth of a $250,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR YEAR ENDED OCTOBER 31, 2023(1)
	1 year	3 year	Inception to Date
CIBC Atlas International Growth Fund, Institutional Shares	15.22%	2.87%	3.45%
MSCI ACWI ex-US Index	12.66%	3.54%	3.65%

(1) Fund commenced operations on May 31, 2019.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of the comparative indices on page 10.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS DISCIPLINED EQUITY
FUND
OCTOBER 31, 2023

SECTOR WEIGHTINGS (UNAUDITED)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK** — 98.2%	Shares	Value

COMMUNICATION SERVICES — 9.2%

Alphabet, Cl A *	357,388	$44,344,703

Alphabet, Cl C *	383,606	48,065,832

T-Mobile US	148,289	21,332,855

Walt Disney *	209,163	17,065,609

		130,808,999

CONSUMER DISCRETIONARY — 9.5%

Amazon.com *	611,479	81,381,740

Home Depot	109,439	31,156,189

TJX	250,715	22,080,470

		134,618,399

CONSUMER STAPLES — 4.2%

Costco Wholesale	32,196	17,786,358

Dollar General	76,943	9,159,295

Mondelez International, Cl A	234,210	15,507,044

PepsiCo	102,884	16,798,900

		59,251,597

ENERGY — 5.1%

Cheniere Energy	34,986	5,822,370

Chevron	104,286	15,197,599

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS DISCIPLINED EQUITY
FUND
OCTOBER 31, 2023

COMMON STOCK** (continued)	Shares	Value

ENERGY (continued)

ConocoPhillips	173,827	$20,650,647

Pioneer Natural Resources	126,033	30,121,887

		71,792,503

FINANCIALS — 15.6%

BlackRock, Cl A	19,737	12,084,570

Blackstone, Cl A	204,419	18,878,095

CME Group, Cl A	85,143	18,174,625

Fidelity National Information Services	174,332	8,561,444

Fiserv *	163,501	18,598,239

Intercontinental Exchange	194,251	20,870,327

JPMorgan Chase	134,924	18,762,531

PNC Financial Services Group	101,476	11,615,958

S&P Global	73,447	25,655,772

US Bancorp	404,677	12,901,103

Visa, Cl A	231,211	54,357,706

		220,460,370

HEALTH CARE — 13.1%

Abbott Laboratories	217,183	20,534,653

AstraZeneca PLC ADR	406,110	25,678,335

Danaher	133,776	25,687,668

IQVIA Holdings *	89,786	16,236,002

Pfizer	188,593	5,763,402

Stryker	46,825	12,653,052

Thermo Fisher Scientific	43,081	19,161,136

UnitedHealth Group	94,158	50,427,258

Zoetis, Cl A	65,017	10,207,669

		186,349,175

INDUSTRIALS — 8.1%

Automatic Data Processing	49,368	10,773,085

Honeywell International	167,089	30,620,730

Otis Worldwide	244,508	18,878,463

RTX	330,194	26,874,490

Union Pacific	116,174	24,118,884

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS DISCIPLINED EQUITY
FUND
OCTOBER 31, 2023

COMMON STOCK** (continued)	Shares	Value

INDUSTRIALS (continued)

Veralto *	44,591	$3,076,779

		114,342,431

INFORMATION TECHNOLOGY — 25.2%

Adobe *	47,216	25,121,745

Analog Devices	121,878	19,175,066

Apple	324,517	55,417,768

Cisco Systems	546,879	28,508,802

Microsoft	364,705	123,310,408

NVIDIA	38,707	15,784,715

QUALCOMM	137,161	14,949,177

Roper Technologies	53,767	26,268,943

Salesforce *	145,289	29,178,390

TE Connectivity	156,023	18,387,310

		356,102,324

MATERIALS — 3.1%

Linde PLC	69,412	26,526,490

Martin Marietta Materials	43,735	17,884,991

		44,411,481

REAL ESTATE — 2.6%

American Tower, Cl A ‡	70,503	12,562,929

AvalonBay Communities ‡	40,247	6,670,538

Prologis ‡	110,777	11,160,783

VICI Properties, Cl A ‡	224,288	6,257,635

		36,651,885

UTILITIES — 2.5%

NextEra Energy	483,086	28,163,914

WEC Energy Group	82,879	6,745,522

		34,909,436

TOTAL COMMON STOCK (Cost $741,907,950)		1,389,698,600

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS DISCIPLINED EQUITY
FUND
OCTOBER 31, 2023

CASH EQUIVALENT — 1.8%	Shares	Value

First American Government Obligations Fund, Cl X, 5.280% (A)	25,882,675	$25,882,675

TOTAL CASH EQUIVALENT (Cost $25,882,675)		25,882,675

TOTAL INVESTMENTS — 100.0%

(Cost $767,790,625)		$1,415,581,275

Percentages are based on Net Assets of $1,415,319,131.
*	Non-income producing security.
**	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting periods.
‡	Real Estate Investment Trust
(A)	The rate reported is the 7-day effective yield as of October 31, 2023.

ADR — American Depositary Receipt

Cl — Class

PLC — Public Limited Company

As of October 31, 2023, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS MID CAP EQUITY FUND
OCTOBER 31, 2023

SECTOR WEIGHTINGS (UNAUDITED)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 96.9%	Shares	Value

COMMUNICATION SERVICES — 2.4%

Live Nation Entertainment *	46,129	$3,691,243

Trade Desk, Cl A *	171,796	12,190,644

		15,881,887

CONSUMER DISCRETIONARY — 15.3%

Academy Sports & Outdoors	75,772	3,397,616

Aptiv PLC *	68,868	6,005,290

AutoZone *	6,112	15,140,219

Chipotle Mexican Grill, Cl A *	5,312	10,316,966

Domino’s Pizza	17,613	5,970,631

Five Below *	50,323	8,755,196

Floor & Decor Holdings, Cl A *	79,864	6,580,794

Marriott International, Cl A	55,355	10,437,739

Ross Stores	127,298	14,762,749

Tractor Supply	61,692	11,879,411

Ulta Beauty *	26,000	9,914,060

		103,160,671

CONSUMER STAPLES — 4.4%

Lamb Weston Holdings	44,452	3,991,790

Monster Beverage *	187,499	9,581,199

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS MID CAP EQUITY FUND
OCTOBER 31, 2023

COMMON STOCK (continued)	Shares	Value

CONSUMER STAPLES (continued)

Sprouts Farmers Market *	191,319	$8,039,224

US Foods Holding *	209,026	8,139,472

		29,751,685

ENERGY — 3.7%

Cheniere Energy	93,795	15,609,364

Diamondback Energy	56,660	9,083,731

		24,693,095

FINANCIALS — 9.5%

Ameriprise Financial	56,753	17,852,791

Ares Management, Cl A	132,423	13,055,584

FleetCor Technologies *	46,240	10,411,861

MSCI, Cl A	24,975	11,776,961

Tradeweb Markets, Cl A	124,443	11,201,114

		64,298,311

HEALTH CARE — 16.5%

Agilent Technologies	57,575	5,951,528

Align Technology *	47,527	8,773,009

Alnylam Pharmaceuticals *	52,652	7,992,574

Avantor *	298,674	5,205,888

Bio-Rad Laboratories, Cl A *	13,590	3,741,055

Cencora, Cl A	81,562	15,101,204

Charles River Laboratories International *	42,402	7,138,801

Dexcom *	140,441	12,475,374

Edwards Lifesciences *	66,538	4,239,801

Humana	20,502	10,736,692

ICON PLC *	42,215	10,298,771

Revvity	72,087	5,972,408

Veeva Systems, Cl A *	72,782	14,025,819

		111,652,924

INDUSTRIALS — 17.5%

AMETEK	73,247	10,310,980

Cintas	29,057	14,735,386

Copart *	312,719	13,609,531

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS MID CAP EQUITY FUND
OCTOBER 31, 2023

COMMON STOCK (continued)	Shares	Value

INDUSTRIALS (continued)

Howmet Aerospace	206,603	$9,111,192

Hubbell, Cl B	33,083	8,935,718

IDEX	46,036	8,811,751

Ingersoll Rand	141,463	8,583,975

Masco	114,251	5,951,335

Oshkosh	52,746	4,627,407

Pentair PLC	56,660	3,293,079

Regal Rexnord	51,161	6,057,974

Saia *	11,853	4,249,182

TransUnion	95,147	4,175,050

Waste Connections	67,097	8,689,061

WESCO International	21,262	2,725,788

Zurn Elkay Water Solutions	156,373	4,137,630

		118,005,039

INFORMATION TECHNOLOGY — 22.2%

Amphenol, Cl A	185,076	14,907,872

ANSYS *	39,047	10,865,218

BILL Holdings *	39,792	3,632,612

Cadence Design Systems *	78,586	18,848,852

Crowdstrike Holdings, Cl A *	111,731	19,750,689

Datadog, Cl A *	151,308	12,327,063

Entegris	95,240	8,384,929

HubSpot *	21,674	9,184,791

Keysight Technologies *	63,369	7,734,186

KLA	15,563	7,309,941

Marvell Technology	112,667	5,320,136

Microchip Technology	154,137	10,988,427

ON Semiconductor *	55,448	3,473,263

Roper Technologies	22,832	11,155,030

Zscaler *	36,340	5,766,795

		149,649,804

MATERIALS — 3.2%

Berry Global Group	117,792	6,478,560

Crown Holdings	100,273	8,082,004

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS MID CAP EQUITY FUND
OCTOBER 31, 2023

COMMON STOCK (continued)	Shares	Value

MATERIALS (continued)

FMC	75,764	$4,030,645

Livent *	209,398	3,055,117

		21,646,326

REAL ESTATE — 2.2%

CoStar Group *	81,075	5,951,716

SBA Communications, Cl A ‡	43,799	9,137,785

		15,089,501

TOTAL COMMON STOCK (Cost $482,432,413)		653,829,243

CASH EQUIVALENT — 3.1%

First American Government Obligations Fund, Cl X, 5.280% (A)	20,609,719	20,609,719

TOTAL CASH EQUIVALENT (Cost $20,609,719)		20,609,719

TOTAL INVESTMENTS — 100.0%

(Cost $503,042,132)		$674,438,962

Percentages are based on Net Assets of $674,460,154.
*	Non-income producing security.
‡	Real Estate Investment Trust
(A)	The rate reported is the 7-day effective yield as of October 31, 2023.

Cl — Class

PLC — Public Limited Company

As of October 31, 2023, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME
OPPORTUNITIES FUND
OCTOBER 31, 2023

SECTOR WEIGHTINGS (UNAUDITED)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 60.6%	Shares	Value

COMMUNICATION SERVICES — 0.9%
Alphabet, Cl A *	24,500	$3,039,960
Walt Disney *	32,000	2,610,880

		5,650,840

CONSUMER DISCRETIONARY — 5.4%
Amazon.com *	64,300	8,557,687
Home Depot	37,907	10,791,744
McDonald’s	12,250	3,211,582
Service International	98,546	5,362,873
Vail Resorts	23,414	4,969,622

		32,893,508

CONSUMER STAPLES — 3.7%
Dollar Tree *	28,800	3,199,392
PepsiCo	59,126	9,654,093
Procter & Gamble	64,069	9,612,272

		22,465,757

ENERGY — 2.6%
Cheniere Energy	21,650	3,602,993
Chevron	53,809	7,841,586
EQT	100,000	4,238,000

		15,682,579

FINANCIALS — 11.0%
Ares Capital	324,545	6,153,373

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME
OPPORTUNITIES FUND
OCTOBER 31, 2023

COMMON STOCK (continued)	Shares	Value

FINANCIALS (continued)
Ares Management, Cl A	67,951	$6,699,289
Blue Owl Capital, Cl A	419,872	5,177,022
CME Group, Cl A	28,709	6,128,223
Fidelity National Information Services	64,500	3,167,595
Golub Capital BDC	215,919	3,109,234
Hannon Armstrong Sustainable Infrastructure Capital ‡	129,008	2,211,197
JPMorgan Chase	60,438	8,404,508
S&P Global	21,397	7,474,186
US Bancorp	187,000	5,961,560
Visa, Cl A	50,932	11,974,113

		66,460,300

HEALTH CARE — 7.2%
Abbott Laboratories	90,000	8,509,500
Johnson & Johnson	64,386	9,551,019
Novartis ADR	69,438	6,498,008
Pfizer	81,250	2,483,000
Sandoz Group ADR	1	16
UnitedHealth Group	30,430	16,297,091

		43,338,634

INDUSTRIALS — 7.2%
Automatic Data Processing	18,003	3,928,615
IDEX	25,004	4,786,016
Lockheed Martin	15,435	7,017,368
Republic Services, Cl A	51,088	7,586,057
Rollins	133,250	5,011,532
Union Pacific	42,978	8,922,663
United Parcel Service, Cl B	42,892	6,058,495

		43,310,746

INFORMATION TECHNOLOGY — 16.3%
Apple	172,168	29,401,129
Broadcom	10,809	9,094,368
Cisco Systems	135,081	7,041,773
Microchip Technology	140,036	9,983,167
Microsoft	106,358	35,960,703
QUALCOMM	61,215	6,671,823

		98,152,963

MATERIALS — 1.4%
Linde PLC	21,314	8,145,358

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME
OPPORTUNITIES FUND
OCTOBER 31, 2023

COMMON STOCK (continued)	Shares	Value

REAL ESTATE — 2.7%
American Tower, Cl A ‡	11,360	$2,024,238
Crown Castle ‡	12,370	1,150,163
Invitation Homes ‡	120,395	3,574,528
Prologis ‡	52,126	5,251,694
VICI Properties, Cl A ‡	161,041	4,493,044

		16,493,667

UTILITIES — 2.2%
Brookfield Infrastructure, Cl A	96,125	2,476,170
NextEra Energy	186,679	10,883,386

		13,359,556

TOTAL COMMON STOCK (Cost $235,688,517)		365,953,908

CORPORATE OBLIGATIONS — 18.4%	Face Amount

COMMUNICATION SERVICES — 2.2%
Comcast
2.937%, 11/01/56	$6,111,000	3,237,603
Discovery Communications
3.800%, 03/13/24	3,150,000	3,122,141
T-Mobile USA
3.500%, 04/15/31	5,000,000	4,150,763
Verizon Communications
2.355%, 03/15/32	2,441,000	1,825,259
Warnermedia Holdings
3.428%, 03/15/24	1,000,000	989,238

		13,325,004

CONSUMER DISCRETIONARY — 2.8%
Amazon.com
3.150%, 08/22/27	3,300,000	3,053,165
Ford Motor Credit
7.350%, 11/04/27	3,000,000	3,036,519
6.950%, 03/06/26	2,000,000	2,003,452
General Motors
6.800%, 10/01/27	2,500,000	2,539,009
Meritage Homes
3.875%, 04/15/29(A)	5,000,000	4,200,650
Newell Brands
5.200%, 04/01/26	2,000,000	1,888,306

		16,721,101

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME
OPPORTUNITIES FUND
OCTOBER 31, 2023

CORPORATE OBLIGATIONS (continued)	Face Amount	Value

ENERGY — 1.6%
Cheniere Energy Partners
4.500%, 10/01/29	$5,000,000	$4,476,740
DCP Midstream Operating
6.750%, 09/15/37(A)	1,500,000	1,482,847
Kinder Morgan MTN
7.800%, 08/01/31	1,400,000	1,480,665
Sabine Pass Liquefaction
5.750%, 05/15/24	173,000	172,723
5.625%, 03/01/25	2,000,000	1,986,919

		9,599,894

FINANCIALS — 6.6%
Ally Financial
2.200%, 11/02/28	5,000,000	3,838,927
Ares Capital
3.875%, 01/15/26	5,000,000	4,676,004
Bank of America
8.806%, TSFR3M + 3.397%(B)(C)	2,000,000	2,000,990
3.950%, 04/21/25	5,750,000	5,557,456
Goldman Sachs Group
7.402%, TSFR3M + 2.012%, 10/28/27(B)	3,000,000	3,061,278
1.217%, 12/06/23	4,000,000	3,982,531
JPMorgan Chase
8.939%, TSFR3M + 3.562%(B)(C)	1,500,000	1,502,079
8.219%, TSFR3M + 2.842%(B)(C)	1,000,000	997,940
5.000%, TSFR3M + 3.380%(B)(C)	2,000,000	1,935,426
OneMain Finance
3.500%, 01/15/27	3,000,000	2,535,000
PNC Financial Services Group
9.312%, TSFR3M + 3.940%(B)(C)	2,500,000	2,500,000
Wells Fargo MTN
4.100%, 06/03/26	3,000,000	2,833,048
Western Union
2.850%, 01/10/25	4,500,000	4,316,545

		39,737,224

HEALTH CARE — 1.1%
AbbVie
4.250%, 11/21/49	3,500,000	2,626,706
HCA
5.375%, 02/01/25	3,050,000	3,017,636
5.000%, 03/15/24	1,250,000	1,245,059

		6,889,401

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME
OPPORTUNITIES FUND
OCTOBER 31, 2023

CORPORATE OBLIGATIONS (continued)	Face Amount	Value

INDUSTRIALS — 1.1%
AerCap Ireland Capital DAC
3.000%, 10/29/28	$2,000,000	$1,684,489
Northrop Grumman
4.030%, 10/15/47	3,000,000	2,180,680
Quanta Services
2.900%, 10/01/30	3,750,000	2,952,903

		6,818,072

INFORMATION TECHNOLOGY — 2.0%
Apple
3.850%, 08/04/46	3,000,000	2,249,675
Broadcom
3.469%, 04/15/34(A)	2,500,000	1,904,849
CommScope Technologies
6.000%, 06/15/25(A)	1,734,000	1,040,400
Kyndryl Holdings
2.050%, 10/15/26	1,000,000	871,551
Oracle
6.150%, 11/09/29	3,000,000	3,010,841
Salesforce
3.700%, 04/11/28	3,000,000	2,810,098

		11,887,414

MATERIALS — 0.3%
NOVA Chemicals
5.000%, 05/01/25(A)	2,000,000	1,888,924

REAL ESTATE — 0.7%
Boston Properties
2.750%, 10/01/26‡	1,000,000	884,199
VICI Properties
5.125%, 05/15/32‡	4,000,000	3,456,631

		4,340,830

TOTAL CORPORATE OBLIGATIONS (Cost $126,277,717)		111,207,864

U.S. TREASURY OBLIGATIONS — 10.2%
U.S. Treasury Bonds
4.375%, 05/15/41	10,000,000	9,021,875
4.125%, 08/15/53	18,000,000	15,398,438
3.875%, 05/15/43	10,000,000	8,304,687

		32,725,000

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME
OPPORTUNITIES FUND
OCTOBER 31, 2023

U.S. TREASURY OBLIGATIONS (continued)	Face Amount	Value
U.S. Treasury Inflation Indexed Notes
0.500%, 01/15/28	$12,447,000	$11,422,189

U.S. Treasury Notes
2.000%, 08/15/25	10,000,000	9,467,969
1.625%, 05/15/31	10,000,000	7,962,109

		17,430,078

TOTAL U.S. TREASURY OBLIGATIONS (Cost $66,093,423)		61,577,267

MORTGAGE-BACKED SECURITIES — 6.2%

AGENCY MORTGAGE-BACKED OBLIGATIONS — 6.2%
FHLMC
5.000%, 03/01/38	8,650,680	8,345,499
1.500%, 06/01/31	6,494,902	5,782,946
FNMA
6.000%, 01/01/53	4,702,225	4,597,316
6.000%, 07/01/53	7,411,626	7,279,666
4.500%, 07/01/52	12,438,159	11,115,462

TOTAL MORTGAGE-BACKED SECURITIES (Cost $39,261,786)		37,120,889

PREFERRED STOCK — 0.3%	Shares

FINANCIALS — 0.3%
Wells Fargo, 7.500% (C)	1,700	1,795,710

TOTAL PREFERRED STOCK (Cost $2,066,538)		1,795,710

CASH EQUIVALENT — 3.5%
First American Government Obligations Fund, Cl X, 5.280% (D)	21,420,619	21,420,619

TOTAL CASH EQUIVALENT (Cost $21,420,619)		21,420,619

TOTAL INVESTMENTS — 99.2% (Cost $490,808,600)		$599,076,257

WRITTEN OPTIONS — (0.0%)	Contracts	Value
TOTAL WRITTEN OPTIONS — 0.0% (Premiums Received $27,151)	(75)	$(7,125)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME
OPPORTUNITIES FUND
OCTOBER 31, 2023

A list of the exchange traded option contracts held by the Fund at October 31, 2023, is as follows:

Description	Contracts	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS — (0.0%)

Put Options
Pioneer Natural Resources*	(75)	$(1,792,500)	$200	11/18/23	$(7,125)

Total Written Options		$(1,792,500)			$(7,125)

Percentages are based on Net Assets of $603,775,611.
*	Non-income producing security.
‡	Real Estate Investment Trust
(A)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of such securities as of October 31, 2023 was $10,517,670 which represents 1.7% of Net Assets.

(B)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates for certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(C)	Perpetual security with no stated maturity date.
(D)	The rate reported is the 7-day effective yield as of October 31, 2023.

ADR — American Depositary Receipt

BDC — Business Development Company

Cl — Class

DAC — Designated Activity Company

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

MTN — Medium Term Note

PLC — Public Limited Company

TSFR3M — Term Secured Overnight Financing Rate 3 Month

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME
OPPORTUNITIES FUND
OCTOBER 31, 2023

The following is a summary of the level of inputs used as of October 31, 2023, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$365,953,908	$—	$—	$365,953,908
Corporate Obligations	—	111,207,864	—	111,207,864
U.S. Treasury Obligations	—	61,577,267	—	61,577,267
Mortgage-Backed Securities	—	37,120,889	—	37,120,889
Preferred Stock	1,795,710	—	—	1,795,710
Cash Equivalent	21,420,619	—	—	21,420,619

Total Investments in Securities	$389,170,237	$209,906,020	$—	$599,076,257

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Written Options	(7,125)	—	—	(7,125)

Total Other Financial Instruments	$(7,125)	$—	$—	$(7,125)

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS ALL CAP GROWTH FUND
OCTOBER 31, 2023

SECTOR WEIGHTINGS (UNAUDITED)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK** — 97.1%	Shares	Value

COMMUNICATION SERVICES — 4.1%

Live Nation Entertainment *	35,665	$2,853,914

Meta Platforms, Cl A *	15,790	4,757,053

		7,610,967

CONSUMER DISCRETIONARY — 8.6%

Amazon.com *	50,059	6,662,352

Chipotle Mexican Grill, Cl A *	2,664	5,174,021

MercadoLibre *	3,519	4,366,164

		16,202,537

CONSUMER STAPLES — 1.1%

elf Beauty *	23,002	2,130,675

FINANCIALS — 17.0%

Ares Management, Cl A	36,696	3,617,859

Blackstone, Cl A	34,798	3,213,595

Brown & Brown	71,423	4,958,185

Charles Schwab	34,622	1,801,729

Kinsale Capital Group	9,766	3,260,965

Mastercard, Cl A	22,226	8,364,755

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS ALL CAP GROWTH FUND
OCTOBER 31, 2023

COMMON STOCK** (continued)	Shares	Value

FINANCIALS (continued)

S&P Global	18,617	$6,503,104

		31,720,192

HEALTH CARE — 18.3%

AstraZeneca PLC ADR	48,564	3,070,702

Bio-Techne	16,003	874,244

Danaher	11,496	2,207,462

Edwards Lifesciences *	27,353	1,742,933

Eli Lilly	15,357	8,506,703

ICON PLC *	19,767	4,822,358

IDEXX Laboratories *	7,767	3,102,683

Intuitive Surgical *	18,262	4,788,662

Zoetis, Cl A	30,944	4,858,208

		33,973,955

INDUSTRIALS — 7.6%

Cintas	8,118	4,116,800

Howmet Aerospace	54,608	2,408,213

Paylocity Holding *	7,651	1,372,589

TransDigm Group *	6,151	5,093,582

United Rentals	2,937	1,193,215

		14,184,399

INFORMATION TECHNOLOGY — 32.3%

Adobe *	3,519	1,872,319

Advanced Micro Devices *	34,030	3,351,955

Amphenol, Cl A	41,487	3,341,778

Apple	8,717	1,488,602

ASML Holding, Cl G	2,944	1,762,897

Entegris	38,507	3,390,156

Gartner *	9,224	3,062,737

Globant *	15,718	2,676,618

Intuit	5,364	2,654,912

Microchip Technology	19,618	1,398,567

Microsoft	13,255	4,481,648

Monolithic Power Systems	5,814	2,568,276

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS ALL CAP GROWTH FUND
OCTOBER 31, 2023

COMMON STOCK** (continued)	Shares	Value

INFORMATION TECHNOLOGY (continued)

NVIDIA	14,030	$5,721,434

Palo Alto Networks *	49,007	11,909,681

Roper Technologies	10,816	5,284,373

Workday, Cl A *	24,843	5,259,512

		60,225,465

MATERIALS — 6.0%

Martin Marietta Materials	14,933	6,106,701

Sherwin-Williams	21,441	5,107,461

		11,214,162

REAL ESTATE — 2.1%

CoStar Group *	52,813	3,877,002

TOTAL COMMON STOCK (Cost $118,375,466)		181,139,354

CASH EQUIVALENT — 2.9%

First American Government Obligations Fund, Cl X, 5.280% (A)	5,407,476	5,407,476

TOTAL CASH EQUIVALENT (Cost $5,407,476)		5,407,476

TOTAL INVESTMENTS — 100.0% (Cost $123,782,942)		$186,546,830

Percentages are based on Net Assets of $186,605,924.

*	Non-income producing security.
**	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting periods.
(A)	The rate reported is the 7-day effective yield as of October 31, 2023.

ADR — American Depositary Receipt

Cl — Class

PLC — Public Limited Company

As of October 31, 2023, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS EQUITY INCOME FUND
OCTOBER 31, 2023

SECTOR WEIGHTINGS (UNAUDITED)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 95.5%	Shares	Value

COMMUNICATION SERVICES — 1.6%

Comcast, Cl A	106,815	$4,410,391

CONSUMER DISCRETIONARY — 3.4%

Dick’s Sporting Goods	34,185	3,656,086

Home Depot	10,967	3,122,195

TJX	29,264	2,577,280

		9,355,561

ENERGY — 8.0%

Enterprise Products Partners	543,549	14,154,016

ONEOK	125,285	8,168,582

		22,322,598

FINANCIALS — 16.6%

Ares Management, Cl A	49,099	4,840,670

Blackstone, Cl A	112,561	10,395,008

Brookfield	173,182	5,048,255

Brookfield Asset Management, Cl A	45,020	1,290,723

Charles Schwab	99,313	5,168,249

CME Group, Cl A	45,047	9,615,733

Goldman Sachs Group	7,291	2,213,621

JPMorgan Chase	31,956	4,443,801

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS EQUITY INCOME FUND
OCTOBER 31, 2023

COMMON STOCK (continued)	Shares	Value

FINANCIALS (continued)

Morgan Stanley	47,096	$3,335,339

		46,351,399

HEALTH CARE — 20.0%

Abbott Laboratories	108,398	10,249,031

AbbVie	27,250	3,847,155

AstraZeneca PLC ADR	178,297	11,273,720

Cardinal Health	23,399	2,129,309

Elevance Health	25,745	11,587,567

Eli Lilly	24,602	13,627,786

Merck	31,504	3,235,461

		55,950,029

INDUSTRIALS — 9.5%

Broadridge Financial Solutions	36,580	6,242,011

FTAI Aviation	120,353	4,526,477

L3Harris Technologies	42,798	7,678,389

Parker-Hannifin	13,592	5,014,225

Robert Half	40,525	3,030,054

		26,491,156

INFORMATION TECHNOLOGY — 16.7%

Accenture PLC, Cl A	8,326	2,473,571

Apple	66,111	11,289,775

Broadcom	1,464	1,231,766

International Business Machines	28,832	4,170,260

Microchip Technology	98,406	7,015,364

Microsoft	44,352	14,995,855

Texas Instruments	38,873	5,520,355

		46,696,946

REAL ESTATE — 12.5%

American Tower, Cl A ‡	44,260	7,886,689

Equinix ‡	11,275	8,226,691

Iron Mountain ‡	91,705	5,417,014

Prologis ‡	38,198	3,848,449

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS EQUITY INCOME FUND
OCTOBER 31, 2023

COMMON STOCK (continued)	Shares	Value

REAL ESTATE (continued)

VICI Properties, Cl A ‡	342,488	$9,555,415

		34,934,258

UTILITIES — 7.2%

Brookfield Infrastructure Partners	204,571	4,631,488

Brookfield Renewable Partners	282,125	5,913,340

NextEra Energy	79,238	4,619,575

NextEra Energy Partners	107,593	2,912,543

Xcel Energy	33,294	1,973,335

		20,050,281

TOTAL COMMON STOCK (Cost $212,594,783)		266,562,619

CASH EQUIVALENT — 4.2%
First American Government Obligations Fund, Cl X, 5.280% (A)	11,709,657	11,709,657

TOTAL CASH EQUIVALENT (Cost $11,709,657)		11,709,657

TOTAL INVESTMENTS — 99.7% (Cost $224,304,440)		$278,272,276

Percentages are based on Net Assets of $278,996,309.
‡	Real Estate Investment Trust
(A)	The rate reported is the 7-day effective yield as of October 31, 2023.

ADR — American Depositary Receipt

Cl — Class

PLC — Public Limited Company

As of October 31, 2023, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INTERNATIONAL GROWTH FUND
OCTOBER 31, 2023

SECTOR WEIGHTINGS (UNAUDITED)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 97.0%	Shares	Value

AUSTRALIA — 3.2%

BHP Group	400,213	$11,328,997

Woodside Energy Group	200,457	4,365,905

		15,694,902

BRAZIL — 2.1%

MercadoLibre *	8,532	10,585,994

CANADA — 3.1%

Brookfield	244,076	7,114,816

Canadian National Railway	75,103	7,944,395

		15,059,211

CHINA — 7.0%

Alibaba Group Holding ADR *	74,691	6,164,995

Alibaba Group Holding *	515,000	5,301,966

Tencent Holdings	305,741	11,315,094

Yum China Holdings	225,966	11,876,773

		34,658,828

DENMARK — 1.2%

Vestas Wind Systems *	271,815	5,891,531

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INTERNATIONAL GROWTH FUND
OCTOBER 31, 2023

COMMON STOCK (continued)	Shares	Value

FRANCE — 5.7%

Air Liquide	58,567	$10,035,590

Airbus	64,756	8,682,242

LVMH Moet Hennessy Louis Vuitton	13,358	9,563,403

		28,281,235

GERMANY — 5.7%

Heidelberg Materials	128,204	9,306,758

Siemens	72,100	9,567,591

Symrise, Cl A	89,810	9,177,621

		28,051,970

HONG KONG — 2.2%

AIA Group	1,265,000	10,985,017

INDIA — 2.7%

HDFC Bank ADR	234,817	13,278,901

IRELAND — 2.5%

ICON PLC *	50,541	12,329,982

ISRAEL — 2.1%

Check Point Software Technologies *	76,218	10,232,267

ITALY — 1.7%

Ferrari	27,454	8,310,438

JAPAN — 12.2%

Daikin Industries	51,000	7,353,126

FANUC	324,000	8,040,519

NIDEC CORP	130,000	4,768,536

Shiseido	139,000	4,408,451

Sony Group	109,000	9,062,139

Sysmex	114,000	5,460,920

Tokio Marine Holdings	358,000	8,009,260

Toyota Motor	737,000	12,892,893

		59,995,844

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INTERNATIONAL GROWTH FUND
OCTOBER 31, 2023

COMMON STOCK (continued)	Shares	Value

MEXICO — 1.6%

Fomento Economico Mexicano ADR	69,085	$7,834,930

NETHERLANDS — 1.9%

ASML Holding	15,892	9,553,008

NORWAY — 1.9%

Equinor	275,932	9,250,128

SINGAPORE — 2.7%

DBS Group Holdings	546,000	13,116,739

SPAIN — 4.6%

Amadeus IT Group	152,929	8,728,090

Banco Santander	3,834,871	14,104,412

		22,832,502

SWEDEN — 1.6%

Assa Abloy, Cl B	374,343	7,979,150

SWITZERLAND — 8.4%

Alcon	141,628	10,137,190

Chubb	60,266	12,934,289

Julius Baer Group	100,463	5,953,609

Novartis	123,871	11,596,749

Sandoz Group *	24,533	637,839

		41,259,676

TAIWAN — 1.7%

Taiwan Semiconductor Manufacturing ADR	97,950	8,454,064

UNITED KINGDOM — 21.2%

AstraZeneca PLC	95,901	12,007,173

BAE Systems PLC	1,044,573	14,045,737

Compass Group PLC	519,771	13,104,156

Diageo PLC	222,976	8,432,072

InterContinental Hotels Group PLC	171,695	12,166,756

Lloyds Banking Group PLC	17,492,026	8,513,378

London Stock Exchange Group PLC	141,410	14,267,585

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INTERNATIONAL GROWTH FUND
OCTOBER 31, 2023

COMMON STOCK (continued)	Shares	Value

UNITED KINGDOM (continued)

Reckitt Benckiser Group PLC	108,500	$7,259,410

Shell PLC	460,354	14,835,771

		104,632,038

TOTAL COMMON STOCK (Cost $476,692,581)		478,268,355

CASH EQUIVALENT — 2.1%
First American Government Obligations Fund, Cl X, 5.280% (A)	10,265,923	10,265,923

TOTAL CASH EQUIVALENT (Cost $10,265,923)		10,265,923

TOTAL INVESTMENTS — 99.1% (Cost $486,958,504)		$488,534,278

Percentages are based on Net Assets of $492,838,887.
*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of October 31, 2023.

ADR — American Depositary Receipt

Cl — Class

PLC — Public Limited Company

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INTERNATIONAL
GROWTH FUND
OCTOBER 31, 2023

The following is a summary of the level of inputs used as of October 31, 2023, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$—	$15,694,902	$—	$15,694,902
Brazil	10,585,994	—	—	10,585,994
Canada	15,059,211	—	—	15,059,211
China	18,041,768	16,617,060	—	34,658,828
Denmark	—	5,891,531	—	5,891,531
France	—	28,281,235	—	28,281,235
Germany	—	28,051,970	—	28,051,970
Hong Kong	—	10,985,017	—	10,985,017
India	13,278,901	—	—	13,278,901
Ireland	12,329,982	—	—	12,329,982
Israel	10,232,267	—	—	10,232,267
Italy	—	8,310,438	—	8,310,438
Japan	—	59,995,844	—	59,995,844
Mexico	7,834,930	—	—	7,834,930
Netherlands	—	9,553,008	—	9,553,008
Norway	—	9,250,128	—	9,250,128
Singapore	—	13,116,739	—	13,116,739
Spain	—	22,832,502	—	22,832,502
Sweden	—	7,979,150	—	7,979,150
Switzerland	13,572,128	27,687,548	—	41,259,676
Taiwan	8,454,064	—	—	8,454,064
United Kingdom	—	104,632,038	—	104,632,038

Total Common Stock	109,389,245	368,879,110	—	478,268,355

Cash Equivalent	10,265,923	—	—	10,265,923

Total Investments in Securities	$119,655,168	$368,879,110	$—	$488,534,278

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2023

STATEMENTS OF ASSETS AND LIABILITIES

	CIBC Atlas Disciplined Equity Fund	CIBC Atlas Mid Cap Equity Fund	CIBC Atlas Income Opportunities Fund

Assets:

Investments at Value (Cost $767,790,625, $503,042,132 and $490,808,600, respectively)	$1,415,581,275	$674,438,962	$599,076,257

Dividends and Interest Receivable	635,901	123,771	2,302,154

Receivable for Capital Shares Sold	471,644	421,405	1,076,355

Receivable for Investment Securities Sold	–	–	1,690,230

Reclaim Receivable	58,023	3,692	93,272

Prepaid Expenses	6,418	11,327	10,790

Total Assets	1,416,753,261	674,999,157	604,249,058

Liabilities:

Written Options, at value (Premiums Received $—, $— and $27,151, respectively)	–	–	7,125

Payable for Capital Shares Redeemed	504,877	5,000	76,132

Audit Fees Payable	24,990	24,990	27,440

Payable Due to Adviser	792,360	447,909	308,846

Payable Due to Administrator	57,814	28,346	24,431

Chief Compliance Officer Fees Payable	3,145	1,556	1,316

Payable Due to Trustees	896	443	375

Other Accrued Expenses	50,048	30,759	27,782

Total Liabilities	1,434,130	539,003	473,447

Net Assets	$1,415,319,131	$674,460,154	$603,775,611

Net Assets Consist of:

Paid-in Capital	$700,214,331	$470,540,271	$495,878,222

Total Distributable Earnings	715,104,800	203,919,883	107,897,389

Net Assets	$1,415,319,131	$674,460,154	$603,775,611

Institutional Class Shares:

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	55,363,666	41,298,358	44,363,256

Net Asset Value, Offering and Redemption Price Per Share	$25.56	$16.33	$13.61

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2023

STATEMENTS OF ASSETS AND LIABILITIES

	CIBC Atlas All Cap Growth Fund	CIBC Atlas Equity Income Fund	CIBC Atlas International Growth Fund

Assets:

Investments at Value (Cost $123,782,942, $224,304,440 and $486,958,504, respectively)	$186,546,830	$278,272,276	$488,534,278

Receivable for Investment Securities Sold	724,256	–	3,071,409

Receivable for Capital Shares Sold	135,984	259,080	362,325

Dividends and Interest Receivable	83,308	718,662	910,785

Reclaim Receivable	–	9,935	837,863

Prepaid Expenses	13,373	9,524	11,253

Total Assets	187,503,751	279,269,477	493,727,913

Liabilities:

Payable for Investment Securities Purchased	501,853	–	–

Payable for Capital Shares Redeemed	219,780	30,500	399,010

Audit Fees Payable	24,990	24,990	27,440

Payable Due to Adviser	135,132	192,779	348,843

Payable Due to Administrator	7,822	11,438	20,192

Chief Compliance Officer Fees Payable	431	620	1,101

Payable Due to Trustees	123	177	314

Other Accrued Expenses	7,696	12,664	92,126

Total Liabilities	897,827	273,168	889,026

Net Assets	$186,605,924	$278,996,309	$492,838,887

Net Assets Consist of:

Paid-in Capital	$121,624,083	$229,340,608	$510,999,183

Total Distributable Earnings (Accumulated Losses)	64,981,841	49,655,701	(18,160,296)

Net Assets	$186,605,924	$278,996,309	$492,838,887

Institutional Class Shares:

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	6,464,440	6,045,773	44,077,155

Net Asset Value, Offering and Redemption Price Per Share	$28.87	$46.15	$11.18

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2023

STATEMENTS OF OPERATIONS

	CIBC Atlas Disciplined Equity Fund	CIBC Atlas Mid Cap Equity Fund	CIBC Atlas Income Opportunities Fund

Investment Income:

Dividends	$23,987,659	$5,754,956	$10,688,566

Interest	—	—	8,595,919

Less: Foreign Taxes Withheld	—	(10,230)	(31,441)

Total Investment Income	23,987,659	5,744,726	19,253,044

Expenses:

Investment Advisory Fees	9,501,357	5,343,890	3,731,915

Administration Fees	692,101	337,274	294,484

Trustees’ Fees	58,199	28,046	24,958

Chief Compliance Officer Fees	7,258	4,102	3,652

Legal Fees	80,961	39,185	34,606

Transfer Agent Fees	71,740	52,528	48,238

Custodian Fees	56,822	27,739	25,871

Registration and Filing Fees	40,712	32,181	31,413

Printing Fees	31,736	15,885	13,486

Audit Fees	25,502	25,502	27,952

Other Expenses	53,517	28,256	31,513

Total Expenses	10,619,905	5,934,588	4,268,088

Less:

Fees Paid Indirectly (Note 4)	(18,913)	(7,220)	(5,719)

Net Expenses	10,600,992	5,927,368	4,262,369

Net Investment Income (Loss)	13,386,667	(182,642)	14,990,675

Net Realized Gain on:

Investments	59,048,007	33,574,810	1,994,793

Written Options	—	—	1,601,102

Net Realized Gain	59,048,007	33,574,810	3,595,895

Net Change in Unrealized Appreciation (Depreciation) on:

Investments	8,910,705	(42,558,666)	9,588,669

Written Options	—	—	20,026

Net Change in Unrealized Appreciation (Depreciation)	8,910,705	(42,558,666)	9,608,695

Net Realized and Unrealized Gain (Loss)	67,958,712	(8,983,856)	13,204,590

Net Increase (Decrease) in Net Assets Resulting from Operations	$81,345,379	$(9,166,498)	$28,195,265

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2023

STATEMENTS OF OPERATIONS

	CIBC Atlas All Cap Growth Fund	CIBC Atlas Equity Income Fund	CIBC Atlas International Growth Fund

Investment Income:

Dividends	$1,550,301	$9,334,152	$11,372,809

Less: Foreign Taxes Withheld	(2,250)	(82,939)	(813,594)

Total Investment Income	1,548,051	9,251,213	10,559,215

Expenses:

Investment Advisory Fees	1,573,073	2,445,658	3,735,455

Administration Fees	90,806	144,760	215,433

Trustees’ Fees	7,753	12,161	16,551

Chief Compliance Officer Fees	1,787	2,258	3,276

Transfer Agent Fees	32,896	37,897	42,390

Audit Fees	25,502	25,502	27,952

Registration and Filing Fees	25,287	36,112	38,089

Legal Fees	10,545	17,067	24,235

Custodian Fees	7,141	12,432	163,477

Printing Fees	4,648	7,404	11,819

Interest Expense	310	—	862

Other Expenses	9,308	12,960	19,514

Total Expenses	1,789,056	2,754,211	4,299,053

Less:

Fees Paid Indirectly (Note 4)	(13,946)	(10,683)	(4,587)

Net Expenses	1,775,110	2,743,528	4,294,466

Net Investment Income (Loss)	(227,059)	6,507,685	6,264,749

Net Realized Gain (Loss) on:

Investments	2,592,318	(4,799,454)	(10,244,597)

Foreign Currency Transactions	—	—	(174,555)

Net Realized Gain (Loss)	2,592,318	(4,799,454)	(10,419,152)

Net Change in Unrealized Appreciation (Depreciation) on:

Investments	10,980,351	(3,746,721)	45,595,498

Foreign Currency Translation	—	—	(13,617)

Net Change in Unrealized Appreciation (Depreciation)	10,980,351	(3,746,721)	45,581,881

Net Realized and Unrealized Gain (Loss)	13,572,669	(8,546,175)	35,162,729

Net Increase (Decrease) in Net Assets Resulting from Operations	$13,345,610	$(2,038,490)	$41,427,478

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CIBC Atlas Disciplined Equity Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022

Operations:

Net Investment Income	$13,386,667	$11,558,816

Net Realized Gain	59,048,007	43,727,991

Net Change in Unrealized Appreciation (Depreciation)	8,910,705	(347,510,675)

Net Increase (Decrease) in Net Assets Resulting from Operations	81,345,379	(292,223,868)

Distributions:

Institutional Class Shares	(56,757,459)	(123,046,283)

Total Distributions	(56,757,459)	(123,046,283)

Capital Share Transactions:

Institutional Class Shares

Issued	80,737,460	120,263,532

Reinvestment of Dividends and Distributions	55,814,926	122,653,036

Redeemed	(195,647,228)	(189,794,002)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(59,094,842)	53,122,566

Total Decrease in Net Assets	(34,506,922)	(362,147,585)

Net Assets:

Beginning of Year	1,449,826,053	1,811,973,638

End of Year	$1,415,319,131	$1,449,826,053

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CIBC Atlas Mid Cap Equity Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022

Operations:

Net Investment Loss	$(182,642)	$(2,102,616)

Net Realized Gain	33,574,810	10,427,907

Net Change in Unrealized Appreciation (Depreciation)	(42,558,666)	(204,787,765)

Net Decrease in Net Assets Resulting from Operations	(9,166,498)	(196,462,474)

Distributions:

Institutional Class Shares	(10,361,737)	(91,134,908)

Total Distributions	(10,361,737)	(91,134,908)

Capital Share Transactions:

Institutional Class Shares

Issued	83,590,182	84,336,573

Reinvestment of Dividends and Distributions	10,311,765	90,705,196

Redeemed	(81,569,940)	(155,924,314)

Net Increase in Net Assets from Capital Share Transactions	12,332,007	19,117,455

Total Decrease in Net Assets	(7,196,228)	(268,479,927)

Net Assets:

Beginning of Year	681,656,382	950,136,309

End of Year	$674,460,154	$681,656,382

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CIBC Atlas Income Opportunities Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022

Operations:

Net Investment Income	$14,990,675	$12,928,504

Net Realized Gain (Loss)	3,595,895	(3,823,907)

Net Change in Unrealized Appreciation (Depreciation)	9,608,695	(94,508,707)

Net Increase (Decrease) in Net Assets Resulting from Operations	28,195,265	(85,404,110)

Distributions:

Institutional Class Shares	(14,500,190)	(27,938,985)

Total Distributions	(14,500,190)	(27,938,985)

Capital Share Transactions:

Institutional Class Shares

Issued	48,949,815	91,409,407

Reinvestment of Dividends and Distributions	12,742,418	27,757,013

Redeemed	(80,905,456)	(68,702,598)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(19,213,223)	50,463,822

Total Decrease in Net Assets	(5,518,148)	(62,879,273)

Net Assets:

Beginning of Year	609,293,759	672,173,032

End of Year	$603,775,611	$609,293,759

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CIBC Atlas All Cap Growth Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022

Operations:

Net Investment Loss	$(227,059)	$(188,215)

Net Realized Gain	2,592,318	11,595,478

Net Change in Unrealized Appreciation (Depreciation)	10,980,351	(91,098,256)

Net Increase (Decrease) in Net Assets Resulting from Operations	13,345,610	(79,690,993)

Distributions:

Institutional Class Shares	(11,625,315)	(32,006,452)

Total Distributions	(11,625,315)	(32,006,452)

Capital Share Transactions:

Institutional Class Shares

Issued	20,294,268	26,549,915

Reinvestment of Dividends and Distributions	11,474,279	31,719,169

Redeemed	(49,890,220)	(55,683,174)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(18,121,673)	2,585,910

Total Decrease in Net Assets	(16,401,378)	(109,111,535)

Net Assets:

Beginning of Year	203,007,302	312,118,837

End of Year	$186,605,924	$203,007,302

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CIBC Atlas Equity Income Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022

Operations:

Net Investment Income	$6,507,685	$3,882,665

Net Realized Gain (Loss)	(4,799,454)	5,828,383

Net Change in Unrealized Appreciation (Depreciation)	(3,746,721)	(42,840,247)

Net Decrease in Net Assets Resulting from Operations	(2,038,490)	(33,129,199)

Distributions

Institutional Shares	(9,432,193)	(16,106,066)

Return of Capital	(805,582)	–

Total Distributions	(10,237,775)	(16,106,066)

Capital Share Transactions:

Institutional Shares

Issued	53,366,984	155,532,036

Reinvestment of Dividends and Distributions	9,279,902	15,769,034

Redeemed	(80,869,650)	(32,868,125)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(18,222,764)	138,432,945

Total Increase (Decrease) in Net Assets	(30,499,029)	89,197,680

Net Assets:

Beginning of Year	309,495,338	220,297,658

End of Year	$278,996,309	$309,495,338

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CIBC Atlas International Growth Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022

Operations:

Net Investment Income	$6,264,749	$5,573,237

Net Realized Loss	(10,419,152)	(15,121,422)

Net Change in Unrealized Appreciation (Depreciation)	45,581,881	(99,722,313)

Net Increase (Decrease) in Net Assets Resulting from Operations	41,427,478	(109,270,498)

Distributions:

Institutional Class Shares	(5,493,762)	(7,966,275)

Total Distributions	(5,493,762)	(7,966,275)

Capital Share Transactions:

Institutional Class Shares

Issued	194,444,336	110,842,357

Reinvestment of Dividends and Distributions	5,380,714	7,942,446

Redeemed	(76,889,640)	(82,973,294)

Net Increase in Net Assets from Capital Share Transactions	122,935,410	35,811,509

Total Increase (Decrease) in Net Assets	158,869,126	(81,425,264)

Net Assets:

Beginning of Year	333,969,761	415,395,025

End of Year	$492,838,887	$333,969,761

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS DISCIPLINED
EQUITY FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year

	Year Ended October 31,
Institutional Class Shares	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$25.18	$32.36	$23.69	$21.81	$20.76

Income from Investment Operations:

Net Investment Income*	0.24	0.20	0.15	0.17	0.34

Net Realized and Unrealized Gain (Loss)	1.13	(5.18)	9.19	2.18	2.29

Total from Investment Operations	1.37	(4.98)	9.34	2.35	2.63

Dividends and Distributions:

Net Investment Income	(0.22)	(0.15)	(0.16)	(0.18)	(0.32)

Net Realized Gains	(0.77)	(2.05)	(0.51)	(0.29)	(1.26)

Total Dividends and Distributions	(0.99)	(2.20)	(0.67)	(0.47)	(1.58)

Net Asset Value, End of Year	$25.56	$25.18	$32.36	$23.69	$21.81

Total Return †	5.73%	(16.61)%	40.11%	10.89%	14.55%

Ratios and Supplemental Data

Net Assets, End of Year (Thousands)	$1,415,319	$1,449,826	$1,811,974	$1,319,591	$1,190,278

Ratio of Expenses to Average Net Assets (Including Waivers, Reimbursements and Fees Paid Indirectly)	0.72%	0.72%	0.72%	0.74%	0.75%

Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	0.72%	0.72%	0.72%	0.74%	0.75%

Ratio of Net Investment Income to Average Net Assets	0.91%	0.72%	0.54%	0.74%	1.68%

Portfolio Turnover Rate	10%	13%	19%	19%	13%

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS MID CAP EQUITY FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year

	Year Ended October 31,
Institutional Class Shares	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$16.78	$23.66	$17.34	$16.27	$13.85

Income from Investment Operations:

Net Investment Loss*	—	(0.05)	(0.09)	(0.02)	(0.01)

Net Realized and Unrealized Gain (Loss)	(0.19)	(4.55)	6.91	1.09	2.43

Total from Investment Operations	(0.19)	(4.60)	6.82	1.07	2.42

Dividends and Distributions:

Net Realized Gains	(0.26)	(2.28)	(0.50)	—	—

Total Dividends and Distributions	(0.26)	(2.28)	(0.50)	—	—

Net Asset Value, End of Year	$16.33	$16.78	$23.66	$17.34	$16.27

Total Return †	(1.15)%	(21.53)%	39.86%	6.58%	17.47%

Ratios and Supplemental Data

Net Assets, End of Year (Thousands)	$674,460	$681,656	$950,136	$714,895	$727,278

Ratio of Expenses to Average Net Assets (Including Waivers, Reimbursements and Fees Paid Indirectly)	0.83%	0.83%	0.83%	0.84%	0.84%

Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	0.83%	0.83%	0.83%	0.84%	0.84%

Ratio of Net Investment Income to Average Net Assets	(0.03)%	(0.27)%	(0.41)%	(0.14)%	(0.09)%

Portfolio Turnover Rate	32%	20%	26%	25%	18%

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME
OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year

	Year Ended October 31,
Institutional Class Shares	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$13.31	$15.81	$12.72	$12.38	$11.26

Income from Investment Operations:

Net Investment Income*	0.34	0.29	0.26	0.26	0.29

Net Realized and Unrealized Gain (Loss)	0.29	(2.15)	3.09	0.35	1.16

Total from Investment Operations	0.63	(1.86)	3.35	0.61	1.45

Dividends and Distributions:

Net Investment Income	(0.33)	(0.30)	(0.26)	(0.27)	(0.28)

Net Realized Gains	—	(0.34)	—	—	(0.05)

Total Dividends and Distributions	(0.33)	(0.64)	(0.26)	(0.27)	(0.33)

Net Asset Value, End of Year	$13.61	$13.31	$15.81	$12.72	$12.38

Total Return †	4.69%	(12.21)%	26.51%	5.07%	13.14%

Ratios and Supplemental Data

Net Assets, End of Year (Thousands)	$603,776	$609,294	$672,173	$508,104	$471,877

Ratio of Expenses to Average Net Assets (Including Waivers, Reimbursements and Fees Paid Indirectly)	0.69%	0.69%	0.68%	0.69%	0.70%

Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	0.69%	0.69%	0.68%	0.69%	0.70%

Ratio of Net Investment Income to Average Net Assets	2.41%	1.98%	1.78%	2.06%	2.45%

Portfolio Turnover Rate	28%	20%	19%	21%	15%

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS
ALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year

	Year Ended October 31,
Institutional Class Shares	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$28.63	$43.08	$33.85	$30.40	$30.98

Income (Loss) from Investment Operations:

Net Investment Loss*	(0.03)	(0.02)	(0.14)	(0.20)	(0.21)

Net Realized and Unrealized Gain (Loss)	2.05	(10.02)	12.12	6.59	4.40

Total from Investment Operations	2.02	(10.04)	11.98	6.39	4.19

Dividends and Distributions:

Net Realized Gains	(1.78)	(4.41)	(2.75)	(2.94)	(4.77)

Total Dividends and Distributions	(1.78)	(4.41)	(2.75)	(2.94)	(4.77)

Net Asset Value, End of Year	$28.87	$28.63	$43.08	$33.85	$30.40

Total Return †	7.78%	(26.01)%	37.35%	22.71%	18.51%

Ratios and Supplemental Data

Net Assets, End of Year (Thousands)	$186,606	$203,007	$312,119	$210,258	$186,008

Ratio of Expenses to Average Net Assets (Including Waivers, Reimbursements and Fees Paid Indirectly)	0.92%	0.92%	0.96%‡	1.10%‡	1.10%‡

Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	0.92%	0.92%	0.92%	0.94%	0.95%

Ratio of Net Investment Income to Average Net Assets	(0.12)%	(0.07)%	(0.37)%	(0.66)%	(0.72)%

Portfolio Turnover Rate	44%	57%	66%	49%	56%

†

Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

‡	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

*	Per share calculations were performed using average shares for the period.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS
EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year

	Year Ended October 31,
Institutional Class Shares	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$48.27	$58.99	$43.35	$43.60	$38.44

Income (Loss) from Investment Operations:

Net Investment Income*	1.03	0.78	0.42	0.32	0.22

Net Realized and Unrealized Gain (Loss)	(1.51)	(7.52)	18.46	1.19	7.19

Total from Investment Operations	(0.48)	(6.74)	18.88	1.51	7.41

Dividends and Distributions:

Net Investment Income	(0.83)	(0.89)	(0.71)	(0.48)	(0.37)

Net Realized Gains	(0.68)	(3.09)	(2.53)	(1.28)	(1.88)

Return of Capital	(0.13)	—	—	—	—

Total Dividends and Distributions	(1.64)	(3.98)	(3.24)	(1.76)	(2.25)

Net Asset Value, End of Year	$46.15	$48.27	$58.99	$43.35	$43.60

Total Return †	(1.03)%	(12.16)%	45.57%	3.45%	20.94%

Ratios and Supplemental Data

Net Assets, End of Year (Thousands)	$278,996	$309,495	$220,298	$133,560	$136,194

Ratio of Expenses to Average Net Assets (Including Waivers, Reimbursements and Fees Paid Indirectly)	0.90%	0.90%	0.95%‡	1.10%‡	1.10%‡

Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	0.90%	0.90%	0.91%	0.94%	0.95%

Ratio of Net Investment Income to Average Net Assets	2.13%	1.51%	0.81%	0.74%	0.55%

Portfolio Turnover Rate	27%	23%	30%	30%	23%

†

Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

‡	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

*	Per share calculations were performed using average shares for the period.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INTERNATIONAL
GROWTH FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout the Year or Period

	Year Ended October 31,				Period
					Ended
					October 31,
Institutional Class Shares	2023	2022	2021	2020	2019(1)

Net Asset Value, Beginning of Year/Period	$9.85	$13.34	$10.66	$10.38	$10.00

Income (Loss) from Investment Operations:

Net Investment Income*	0.16	0.17	0.07	0.06	0.03

Net Realized and Unrealized Gain (Loss)	1.34	(3.41)	2.64	0.24	0.35

Total from Investment Operations	1.50	(3.24)	2.71	0.30	0.38

Dividends and Distributions:

Net Investment Income	(0.17)	(0.04)	(0.03)	(0.01)	—

Net Realized Gains	—	(0.21)	—	(0.01)	—

Total Dividends and Distributions	(0.17)	(0.25)	(0.03)	(0.02)	—

Net Asset Value, End of Year/Period	$11.18	$9.85	$13.34	$10.66	$10.38

Total Return †	15.22%	(24.69)%	25.46%	2.81%	3.80%

Ratios and Supplemental Data

Net Assets, End of Year/Period (Thousands)	$492,839	$333,970	$415,395	$197,524	$53,911

Ratio of Expenses to Average Net Assets (Including Waivers, Reimbursements and Fees Paid Indirectly)	0.94%	0.94%	0.94%	1.12%‡	1.21%**

Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	0.94%	0.94%	0.94%	1.07%	1.74%**

Ratio of Net Investment Income to Average Net Assets	1.38%	1.44%	0.53%	0.60%	0.65%**

Portfolio Turnover Rate	13%	14%	13%	10%	6%***

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

(1)	Fund commenced operations on May 31, 2019.

†

Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

‡	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

*	Per share calculations were performed using average shares for the period.

**	Annualized.

***	Not Annualized.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2023

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 28 funds. The financial statements herein are those of the CIBC Atlas Disciplined Equity Fund (the “Disciplined Equity Fund”), CIBC Atlas Mid Cap Equity Fund (the “Mid Cap Equity Fund”), CIBC Atlas Income Opportunities Fund (the “Income Opportunities Fund”), CIBC Atlas All Cap Growth Fund (the “All Cap Growth Fund”), CIBC Atlas Equity Income Fund (the “Equity Income Fund”), and the CIBC Atlas International Growth Fund (the “International Growth Fund”), (each a “Fund” and collectively the “Funds”). Each Fund is classified as a “diversified” investment company under the 1940 Act. The investment objective of the Disciplined Equity Fund is to seek long-term capital appreciation and, secondarily, current income by investing primarily in equity securities of U.S. and foreign issuers. The investment objective of the Mid Cap Equity Fund is to seek long-term capital appreciation by investing primarily (at least 80% of its net assets) in equity securities of mid-capitalization companies. The investment objective of the Income Opportunities Fund is to seek current income and long-term capital appreciation by investing primarily (at least 80% of its net assets) in income producing securities. The investment objective of the All Cap Growth Fund is to seek long-term capital appreciation by investing primarily in equity securities of U.S. companies. The investment objective of the Equity Income Fund is to seek current income, and secondarily, modest capital appreciation by investing primarily (at least 80% of its net assets) in equity securities. The investment objective of the International Growth Fund is to seek long-term capital appreciation by investing primarily in common stocks of U.S. issuers and common stocks and American Depositary Receipts (“ADRs”) of foreign issuers. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

On January 26, 2018, the shareholders of the Geneva Advisors All Cap Growth Fund (the “All Cap Growth Predecessor Fund”) and Geneva Advisors Equity Income Fund (the “Equity Income Predecessor Fund” and, together with the All Cap Growth Predecessor Fund, the “Predecessor Funds”) approved a proposed agreement and plan of reorganization (the “Reorganization”) that provided for

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the acquisition of all the assets and assumption of all the liabilities of the Predecessor Funds in exchange for Institutional Class Shares of the AT All Cap Growth Fund and the AT Equity Income Fund on February 12, 2018 in a tax-free transaction. The All Cap Growth Fund and the Equity Income Fund had no operations prior to the Reorganization. The Predecessor Funds were managed by Geneva Advisors, LLC prior to its acquisition by AT Investment Advisers, Inc. The Predecessor Funds had substantially similar investment objectives, investment strategies, policies and restrictions as those of the All Cap Growth Fund and the Equity Income Fund.

Effective June 25, 2018, the name of the AT Disciplined Equity Fund, AT Mid Cap Equity Fund, AT Income Opportunities Fund, AT All Cap Growth Fund and AT Equity Income Fund changed to CIBC Atlas Disciplined Equity Fund, CIBC Atlas Mid Cap Equity Fund, CIBC Atlas Income Opportunities Fund, CIBC Atlas All Cap Growth Fund and CIBC Atlas Equity Income Fund, respectively. Each Fund’s name change had no impact on the Funds’ operations or investment objectives.

Effective June 25, 2018, AT Investment Advisers, Inc. changed its name to CIBC Private Wealth Advisors, Inc. The name change had no impact to the management or operations of the Funds.

At a meeting held on February 27, 2018, the Board of Trustees of The Advisors’ Inner Circle Fund approved a change in the fiscal year end from August 31st to October 31st for the CIBC Atlas All Cap Growth Fund and CIBC Atlas Equity Income Fund. The change in fiscal year end was effective on October 31, 2018.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets, the reported amount of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

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Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trust’s Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Investment companies held in the Funds’ portfolios are valued at the published net asset value.

Options for which the primary market is a national securities exchange are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price for long options and at the most recent ask price for written options. Options not traded on a national securities exchange are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”).

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Securities for which market prices are not “readily available” are valued in accordance with fair value procedures (the “Fair Value Procedures”) established by the Adviser and approved by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the “valuation designee” to determine the fair value of securities and other instruments for which no readily available market quotations are available. The Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) of the Adviser.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2023, there were no securities which were fair valued by the Committee.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity

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securities that were adjusted in accordance with the Adviser’s pricing procedures, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period or year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2023, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended October 31, 2023, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Interest income is recognized on the accrual basis from

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settlement date. Purchase discounts and premiums on debt securities are accreted and amortized to maturity and included in interest income.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and gains and losses on investments and net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Written/Purchased Options — The Income Opportunities Fund invests in financial options contracts to add return or to economically hedge its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. The option techniques utilized are to hedge against changes in interest rates, foreign currency exchange rates or securities’ prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with an investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets and not for speculation. When the Fund writes or purchases an option, an amount

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equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the written or purchased option. Premiums received from writing or paid for purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss.

For the year ended October 31, 2023, the average quarterly balances for written options were as follows:

Average Market Value Balance Short for Written Options:         $498,622

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, for written options, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Net realized and unrealized gains or losses associated with written options are reported on the Statement of Operations as net realized gain or loss on written options and net change in unrealized depreciation or appreciation on written options. Written options transactions entered into during the year ended October 31, 2023, are subject to equity risk.

Master Limited Partnerships (“MLPs”) — The Funds may invest in MLPs. MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include

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activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

Expenses — Expenses that are directly related to the Funds are charged to the Funds. Other operating expenses of the Trust are prorated to the funds based on the number of funds and/or relative daily net assets.

Dividends and Distributions to Shareholders — The Funds distribute substantially all of their net investment income, if any, at least annually. For each Fund, any net realized capital gains, if any, are distributed annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The International Growth Fund imposes a 1.00% redemption fee on the current value of shares redeemed less than 30 days from the date of purchase (subject to certain exceptions as disclosed in the Fund’s prospectus). For the year ended October 31, 2023, the Fund did not collect any redemption fees.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The

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services include regulatory oversight of the Trust’s advisors and service providers, as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended October 31, 2023, the Disciplined Equity Fund, Mid Cap Equity Fund, Income Opportunities Fund, All Cap Growth Fund, Equity Income Fund and International Growth Fund incurred $692,101, $337,274, $294,484, $90,806, $144,760 and $215,433 respectively, for these services.

SS&C GIDS, Inc. (formerly DST Systems, Inc.) serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. For the year ended October 31, 2023, the Disciplined Equity Fund, Mid Cap Equity Fund, Income Opportunities, All Cap Growth Fund, Equity Income Fund and International Growth Fund earned credits of $18,913, $7,220, $5,719, $13,946, $10,683 and $4,587, respectively, which were used to offset transfer agent expenses. These amounts are labeled as “Fees Paid Indirectly” on the Statements of Operations.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, CIBC Private Wealth Advisors, Inc. (the “Adviser”) provides investment advisory services to the Disciplined Equity Fund at a fee, which is calculated daily and paid monthly at the following rates based on the average daily net assets of the Disciplined Equity Fund: 0.695% of the first $250 million, 0.670% of the next $250 million, 0.645% of the next $500 million, 0.620% of the next $1.5 billion, 0.595% of the next $2.5 billion, 0.570% of the next $2.5 billion, 0.545% of the next $2.5 billion and 0.520% of any amount above $10 billion.

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Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Mid Cap Equity Fund, Income Opportunities Fund, All Cap Growth Fund, Equity Income Fund, and International Growth Fund at a fee, which is calculated daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Mid Cap Equity Fund, 0.60% of the average daily net assets of the Income Opportunities Fund, 0.82% of the average daily net assets of the All Cap Growth Fund, 0.80% of the average daily net assets of the Equity Income Fund and 0.82% of the average daily net assets of the International Growth Fund.

The Adviser contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the total annual Fund operating expenses (excluding 12b-1 fees, shareholder servicing fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, collectively “excluded expenses”) from exceeding 0.80%, 1.00%, 0.85%, 1.10%, 1.10%, and 1.21% of the average daily net assets of the Disciplined Equity Fund, Mid Cap Equity Fund, Income Opportunities Fund, All Cap Growth Fund, Equity Income Fund, and International Growth Fund, respectively, until February 28, 2024. Refer to waiver of investment advisory fees on the Statements of Operations for fees waived for the year ended October 31, 2023. In addition, if at any point total annual Fund operating expenses (not including excluded expenses) are below a Fund’s expense cap, the Adviser may receive from the Fund the difference between total annual operating expenses (not including excluded expenses) and the expense cap to recover all or a portion of its (or, with respect to the All Cap Growth Fund and Equity Income Fund) prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place. This agreement may be terminated at any time. As of October 31, 2023, there are no previously waived fees that are eligible to be recaptured from the Funds.

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6. Capital Share Transactions:

	Disciplined Equity Fund
	Year Ended October 31, 2023		Year Ended October 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Institutional Class Shares
Issued	3,159,769	80,737,460	4,378,552	120,263,532
Reinvestment of Dividends and Distributions	2,315,195	55,814,926	3,985,227	122,653,036

Redeemed	(7,697,024)	(195,647,228)	(6,778,531)	(189,794,002)

Net Increase/(Decrease) in Shares Outstanding from Share Transactions	(2,222,060)	(59,094,842)	1,585,248	53,122,566

	Mid Cap Equity Fund
	Year Ended October 31, 2023		Year Ended October 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Institutional Class Shares
Issued	4,766,527	83,590,182	4,654,197	84,336,573
Reinvestment of Dividends and Distributions	631,848	10,311,765	4,234,603	90,705,196
Redeemed	(4,716,464)	(81,569,940)	(8,428,987)	(155,924,314)

Net Increase in Shares Outstanding from Share Transactions	681,911	12,332,007	459,813	19,117,455

	Income Opportunities Fund
	Year Ended October 31, 2023		Year Ended October 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Institutional Class Shares
Issued	3,514,786	48,949,815	6,241,419	91,409,407
Reinvestment of Dividends and Distributions	922,572	12,742,418	1,839,033	27,757,013
Redeemed	(5,836,657)	(80,905,456)	(4,822,455)	(68,702,598)

Net Increase/(Decrease) in Shares Outstanding from Share Transactions	(1,399,299)	(19,213,223)	3,257,997	50,463,822

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	All Cap Growth Fund
	Year Ended October 31, 2023		Year Ended October 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Institutional Class Shares
Issued	696,971	20,294,268	770,352	26,549,915
Reinvestment of Dividends and Distributions	444,395	11,474,279	815,193	31,719,169
Redeemed	(1,767,809)	(49,890,220)	(1,739,675)	(55,683,174)

Net Increase/(Decrease) in Shares Outstanding from Share Transactions	(626,443)	(18,121,673)	(154,130)	2,585,910

	Equity Income Fund
	Year Ended October 31, 2023		Year Ended October 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Institutional Class Shares
Issued	1,110,552	53,366,984	3,038,856	155,532,036
Reinvestment of Dividends and Distributions	197,126	9,279,902	289,009	15,769,034
Redeemed	(1,674,166)	(80,869,650)	(650,076)	(32,868,125)

Net Increase/(Decrease) in Shares Outstanding from Share Transactions	(366,488)	(18,222,764)	2,677,789	138,432,945

	International Growth Fund
	Year Ended October 31, 2023		Year Ended October 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Institutional Class Shares
Issued	16,507,723	194,444,336	9,595,418	110,842,357
Reinvestment of Dividends and Distributions	491,389	5,380,714	623,799	7,942,446
Redeemed	(6,820,538)	(76,889,640)	(7,468,492)	(82,973,294)

Net Increase in Shares Outstanding from Share Transactions	10,178,574	122,935,410	2,750,725	35,811,509

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7. Investment Transactions:

The cost of purchases and proceeds from security sales, other than short-term securities, for the year ended October 31, 2023, are as follows:

	Purchases	Sales	U.S. Government Purchases	U.S. Government Sales
Disciplined Equity Fund	$142,207,462	$211,786,080	$–	$–
Mid Cap Equity Fund	224,216,065	221,975,340	–	–
Income Opportunities Fund	83,074,932	158,359,527	84,776,975	23,367,652
All Cap Growth Fund	83,024,710	110,361,928	–	–
Equity Income Fund	79,923,313	95,295,814	–	–
International Growth Fund	168,776,585	55,837,481	–	–

8. Derivative Transactions:

The following tables show the derivatives categorized by underlying risk exposure.

The fair value of derivative instruments as of October 31, 2023 was as follows:

	Asset Derivatives			Liability Derivatives
	Statements of Assets and Liability Location	Fair Value		Statements of Assets and Liability Location	Fair Value
Derivatives not accounted for as hedging instruments:

Income Opportunities Fund
Equity contracts	–	$–	Equity contracts	Written Options, at value	$7,125

Total Derivatives not accounted for as hedging instruments		$–			$7,125

The effect of derivative instruments on the Statements of Operations for the year ended October 31, 2023:

Amount of realized gain or (loss) on derivatives recognized in income:

Written Options
Income Opportunities Fund
Equity contracts	$1,601,102

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Change in unrealized appreciation or (depreciation) on derivatives recognized in income:

Written Options
Income Opportunities Fund
Equity contracts	$20,026

9. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. The permanent differences are primarily related to foreign currency gain/(loss), REITs capital gain, paydown gain/(loss), reclassification of distributions and partnership investments.

The permanent differences that are credit or charged to Paid-in Capital and Distribution Earnings (Accumulated Losses) as of October 31, 2023 are primarily attributable to partnership reclassifications, and net operating losses have been reclassified to/(from) the following accounts for the year ended October 31, 2023.

	Distributable Earnings (Accumulated Losses)	Paid-in Capital
Mid Cap Equity Fund	$1,320,229	$(1,320,229)
Equity Income Fund	8,166	(8,166)

These reclassifications had no impact on the net assets or net values of the Fund.

The tax character of dividends and distributions paid during the years ended October 31, 2023 and October 31, 2022 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total

Disciplined Equity Fund
2023	$12,874,032	$43,883,427	$–	$56,757,459
2022	9,284,442	113,761,841	–	123,046,283

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	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total

Mid Cap Equity Fund
2023	$–	$10,361,737	$–	$10,361,737
2022	–	91,134,908	–	91,134,908
Income Opportunities Fund
2023	14,500,190	–	–	14,500,190
2022	13,341,217	14,597,768	–	27,938,985
All Cap Growth Fund
2023	–	11,625,315	–	11,625,315
2022	–	32,006,452	–	32,006,452
Equity Income Fund
2023	5,202,910	4,229,283	805,582	10,237,775
2022	4,027,127	12,078,939	–	16,106,066
International Growth Fund
2023	5,493,762	–	–	5,493,762
2022	1,287,622	6,678,653	–	7,966,275

As of October 31, 2023, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Late-Year Loss Deferral	Capital Loss Carryforwards	Unrealized Appreciation	Other Temporary Differences	Total Distributable Earnings (Accumulated Losses)

Disciplined Equity Fund	$10,097,879	$58,827,840	$—	$—	$646,179,081	$—	$715,104,800

Mid Cap Equity Fund	—	33,484,244	(509,973)	—	170,945,390	222	203,919,883

Income Opportunities Fund	742,761	—	—	(690,093)	107,661,518	183,203	107,897,389

All Cap Growth Fund	—	2,616,432	(227,057)	—	62,592,473	(7)	64,981,841

Equity Income Fund	—	—	—	(1,505,911)	55,687,249	(4,525,637)	49,655,701

International Growth Fund	6,028,199	—	—	(24,962,219)	773,722	2	(18,160,296)

Late-year loss deferrals represent ordinary losses realized on investment transactions from January 1, 2023 through October 31, 2023. The funds can elect to treat them as arising in the first date of the following fiscal year.

The Funds have capital loss carryforwards as follows:

	Short-Term Loss	Long-Term Loss	Total
Income Opportunities Fund	$690,093	$—	$690,093
Equity Income Fund	1,505,911	—	1,505,911
International Growth Fund	9,791,363	15,170,856	24,962,219

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2023

During the year ended October 31, 2023, the Income Opportunities Fund utilized $3,539,736 of short-term capital loss carryforwards to offset capital gains.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds’ net unrealized appreciation difference is attributable primarily to wash sales, investment in Partnerships, PFIC and perpetual bonds.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Funds at October 31, 2023, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)

Disciplined Equity Fund	$769,402,194	$670,855,048	$(24,675,967)	$646,179,081

Mid Cap Equity Fund	503,493,572	191,935,334	(20,989,944)	170,945,390

Income Opportunities Fund	491,434,765	135,581,060	(27,919,542)	107,661,518

All Cap Growth Fund	123,954,357	65,884,504	(3,292,031)	62,592,473

Equity Income Fund	222,585,027	67,565,355	(11,878,106)	55,687,249

International Growth Fund	487,692,658	41,118,779	(40,345,057)	773,722

10. Concentration of Risk:

As with all mutual funds, there is no guarantee that the Funds will achieve their investment objectives. You could lose money by investing in the Funds. A Fund share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The principal risk factors affecting shareholders’ investments in the Funds are set forth below.

Equity Risk (Disciplined Equity Fund, Mid Cap Equity Fund, Income Opportunities Fund, All Cap Growth Fund, Equity Income Fund, International Growth Fund) — Since they purchase equity securities, the Funds are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Funds’ equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/ or economic trends and developments. The prices of securities issued by such

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2023

companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Funds.

Foreign Securities Risk (Disciplined Equity Fund) — Investments in securities of foreign issuers (including direct investments as well as investments through ADRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Foreign Currency Risk (Mid Cap Equity Fund, Income Opportunities Fund, All Cap Growth Fund, Equity Income Fund, International Growth Fund) — Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of a Fund’s portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Micro-, Small- and Medium-Capitalization Company Risk (Mid Cap Equity Fund, All Cap Growth Fund, Equity Income Fund, International Growth Fund) — Investing in equity securities of micro-, small- and medium-capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size companies, limited markets

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2023

and financial resources, narrow product lines and the frequent lack of depth of management. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements. The securities of smaller companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

Preferred Stock Risk (Mid Cap Equity Fund, Income Opportunities Fund, All Cap Growth Fund, Equity Income Fund) — Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Interest Rate Risk (Income Opportunities Fund) — The risk that the value of fixed income securities will fall due to rising interest rates. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.

Credit Risk (Income Opportunities Fund) — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Corporate Fixed Income Securities Risk (Income Opportunities Fund) — The prices of the Fund’s corporate fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness and business prospects of individual issuers.

U.S. Government Securities Risk (Income Opportunities Fund) — The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2023

sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Management Risk (Disciplined Equity Fund, All Cap Growth Fund, Equity Income Fund, International Growth Fund) — The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk (Disciplined Equity Fund, All Cap Growth Fund, Equity Income Fund, International Growth Fund) — The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Convertible Securities Risk (Mid Cap Equity Fund, Income Opportunities Fund, Equity Income Fund) — The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of underlying common stock because of the conversion or exercise feature.

Investment Style Risk (Mid Cap Equity Fund, All Cap Growth Fund, Equity Income Fund, International Growth Fund) — The Fund pursues a “growth style” of investing, meaning that the Fund invests in equity securities of companies that the Adviser believes will increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Many growth companies do not pay dividends. Companies that do not pay dividends often have greater stock price declines during market downturns. Over time, a growth investing style may go in and out of favor, and when out of favor, may cause the Fund

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2023

to underperform other equity funds that use differing investing styles.

Fixed Income Market Risk (Income Opportunities Fund) — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Mortgage-Backed Securities Risk (Income Opportunities Fund) — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Asset-Backed Securities Risk (Income Opportunities Fund) — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

High Yield Bond Risk (Income Opportunities Fund) — High yield, or “junk,” bonds are highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high yield bonds (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the corporation issuing these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities.

Derivatives Risk (Income Opportunities Fund) — The Fund’s use of put and call options is subject to market risk, leverage risk, correlation risk, liquidity risk, credit risk and valuation risk. Credit risk is described above. Leverage risk and liquidity risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2023

Valuation risk is the risk that the derivative may be difficult to value. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Leverage Risk (Income Opportunities Fund) — The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity Risk (Income Opportunities Fund) — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Risks of Investing in Other Investment Companies (Income Opportunities Fund) — To the extent the Fund invests in other investment companies, such as ETFs and closed-end funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund’s investment could decline, which could adversely affect the Fund’s performance. By investing in another investment company, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations.

Because closed-end funds and ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium to their net asset value. Investments in closed-end funds and ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of closed-end funds and ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect Fund performance.

Depositary Receipts Risk (All Cap Growth Fund, Equity Income Fund, International Growth Fund) — Depositary receipts, including ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. ADRs

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2023

are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

The Fund may invest in unsponsored ADRs, which are issued by one or more depositaries without a formal agreement with the company that issues the underlying securities. Holders of unsponsored ADRs generally bear all the costs thereof, and the depositaries of unsponsored ADRs frequently are under no obligation to distribute shareholder communications received from the issuers of the underlying securities or to pass through voting rights with respect to the underlying securities. In addition, the issuers of the securities underlying unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the ADRs.

Emerging Markets Securities Risk (All Cap Growth Fund, Equity Income Fund, International Growth Fund) — The Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Large-Capitalization Company Risk (Disciplined Equity, All Cap Growth Fund, Equity Income Fund, International Growth Fund) — The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

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OCTOBER 31, 2023

MLPs Risk (Equity Income Fund) — To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in a MLP also include those involved in investing in a partnership as opposed to a corporation, such as limited control of management, limited voting rights and tax risks. MLPs may be subject to state taxation in certain jurisdictions, which will have the effect of reducing the amount of income paid by the MLP to its investors.

REIT Risk (Equity Income Fund, International Growth Fund) — REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation.

Foreign Issuer Risk (All Cap Growth Fund, Equity Income Fund, International Growth Fund) — Investing in foreign issuers, including direct investments and investments through ADRs, poses additional risks since political, social, regulatory, currency and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Securities of foreign companies may not be registered with the SEC and foreign issuers are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers.

Foreign Company Risk (Mid Cap Equity Fund, Income Opportunities Fund) — Investing in foreign companies, including direct investments and through ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies generally are denominated in a foreign currency. Changes in the value of a currency compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect

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OCTOBER 31, 2023

the value of the security in the issuer’s home country. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

The foregoing is not intended to be a complete discussion of the risks associated with investing in the Funds. A more complete description of risks associated with the Funds is included in the prospectus and statement of additional information.

11. Line of Credit:

The Funds entered into an agreement on August 1, 2023, which enables them to participate in a $30 million uncommitted revolving line of credit with the Custodian. The agreement expires on July 29, 2024. The proceeds from the borrowings shall be used to finance the Funds’ short-term general working capital requirements, including the funding of shareholder redemptions. Interest is charged to the Funds based on borrowings during the period at the Custodian’s current reference rate. For the year ended October 31, 2023, the All Cap Growth Fund had average borrowings of $1,396,000 over a period of 1 day at a weighted average interest rate of 8.000%. Interest accrued on the borrowings was $310. For the year ended October 31, 2023, the International Growth Fund had average borrowings of $2,216,500 over a period of 2 days at a weighted average interest rate of 7.000%. Interest accrued on the borrowings was $862. This fee is included as “Interest Expense” on the Statement of Operations. As of October 31, 2023, there were no borrowings outstanding in the Funds.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2023

12. Concentration of Shareholders:

At October 31, 2023, the percentage of total shares outstanding held by shareholders owning 10% or greater for each Fund, which were comprised of omnibus accounts that were held on behalf of various individual shareholders, was as follows:

	No. of	%
	Shareholders	Ownership
Disciplined Equity Fund	4	89%
Mid Cap Equity Fund	4	92%
Income Opportunities Fund	4	89%
All Cap Growth Fund	2	90%
Equity Income Fund	2	84%
International Growth Fund	5	100%

13. Indemnifications:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

14. Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of October 31, 2023.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2023

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and the Shareholders of CIBC Atlas Disciplined Equity Fund, CIBC Atlas Mid Cap Equity Fund, CIBC Atlas Income Opportunities Fund, CIBC Atlas All Cap Growth Fund, CIBC Atlas Equity Income Fund and CIBC Atlas International Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of CIBC Atlas Disciplined Equity Fund, CIBC Atlas Mid Cap Equity Fund, CIBC Atlas Income Opportunities Fund, CIBC Atlas All Cap Growth Fund, CIBC Atlas Equity Income Fund and CIBC Atlas International Growth Fund (collectively referred to as the “Funds”) (six of the funds constituting The Advisors’ Inner Circle Fund (the “Trust”)), including the schedules of investments, as of October 31, 2023, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (six of the funds constituting The Advisors’ Inner Circle Fund) at October 31, 2023, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual funds constituting The Advisors’ Inner Circle Fund	Statements of operations	Statements of changes in net assets	Financial highlights
CIBC Atlas Disciplined Equity Fund, CIBC Atlas Mid Cap Equity Fund, CIBC Atlas Income Opportunities Fund, CIBC Atlas All Cap Growth Fund, CIBC Atlas Equity Income Fund	For the year ended October 31, 2023	For each of the two years in the period ended October 31, 2023	For each of the five years in the period ended October 31, 2023
CIBC Atlas International Growth Fund	For the year ended October 31, 2023	For each of the two years in the period ended October 31, 2023	For each of the four years in the period ended October 31, 2023 and the period from May 31, 2019 (commencement of operations) through October 31, 2019

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OCTOBER 31, 2023

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more CIBC Private Wealth Advisors, Inc. investment companies since 2013.

Philadelphia, Pennsylvania

December 29, 2023

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DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from May 1, 2023 to October 31, 2023.

The table on the next page illustrates your Fund’s costs in two ways:

•  Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•  Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

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OCTOBER 31, 2023

DISCLOSURE OF FUND EXPENSES (Unaudited)

Note: Because the return is set at 5% for comparison purposes – NOT your Fund’s actual return – the account values shown may not apply to your specific investment.

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	5/01/23	10/31/23	Ratios	Period*

CIBC Atlas Disciplined Equity Fund

Actual Fund Return

Institutional Class Shares	$1,000.00	$999.60	0.72%	$3.63

Hypothetical 5% Return

Institutional Class Shares	$1,000.00	$1,021.58	0.72%	$3.67

CIBC Atlas Mid Cap Equity Fund

Actual Fund Return

Institutional Class Shares	$1,000.00	$947.20	0.83%	$4.07

Hypothetical 5% Return

Institutional Class Shares	$1,000.00	$1,021.02	0.83%	$4.23

CIBC Atlas Income Opportunities Fund

Actual Fund Return

Institutional Class Shares	$1,000.00	$976.40	0.69%	$3.44

Hypothetical 5% Return

Institutional Class Shares	$1,000.00	$1,021.73	0.69%	$3.52

CIBC Atlas All Cap Growth Fund

Actual Fund Return

Institutional Class Shares	$1,000.00	$1,035.10	0.92%	$4.72

Hypothetical 5% Return

Institutional Class Shares	$1,000.00	$1,020.57	0.92%	$4.69

CIBC Atlas Equity Income Fund

Actual Fund Return

Institutional Class Shares	$1,000.00	$964.60	0.90%	$4.46

Hypothetical 5% Return

Institutional Class Shares	$1,000.00	$1,020.67	0.90%	$4.58

CIBC Atlas International Growth Fund

Actual Fund Return

Institutional Class Shares	$1,000.00	$927.80	0.96%	$4.66

Hypothetical 5% Return

Institutional Class Shares	$1,000.00	$1,020.37	0.96%	$4.89

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

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OCTOBER 31, 2023

RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on August 22-23, 2023 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s

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services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared

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by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

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The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee and Officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years
INTERESTED TRUSTEES [3],[4]
Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company), The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust to 2018.
N. Jeffrey Klauder (Born: 1952)	Trustee (since 2018)	Senior Advisor of SEI Investments since 2018. Executive Vice President and General Counsel of SEI Investments, 2004 to 2018.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

4	Trustees oversee 28 funds in The Advisors’ Inner Circle Fund.

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“Independent Trustees.” Messrs. Nesher and Klauder are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-328-3863. The following chart lists Trustees and Officers as of October 31, 2023.

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, Catholic Responsible Investments Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments–Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments–Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and Catholic Responsible Investments Funds. Director of SEI Private Trust Company, SEI Global Fund Services Ltd., SEI Investments Global Limited, SEI Global Master Fund, SEI Global Investments Fund, SEI Global Assets Fund and SEI Investments - Guernsey Limited.

Former Directorships: Trustee of SEI Investments Management Corporation, SEI Trust Company, SEI Investments (South Africa), Limited and SEI Investments (Canada) Company to 2018. Trustee of The KP Funds to 2022.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INDEPENDENT TRUSTEES[3]
Kathleen Gaffney (Born: 1961)	Trustee (since 2022)	Retired since 2019. Vice President and Portfolio Manager, Eaton Vance Management from 2012 to 2019.
Joseph T. Grause, Jr. (Born: 1952)	Trustee (since 2011) Lead Independent Trustee (since 2018)	Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.
Betty L. Krikorian (Born: 1943)	Trustee (since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.
Robert Mulhall (Born: 1958)	Trustee (since 2019)	Partner, Ernst & Young LLP, from 1998 to 2018.
Bruce Speca (Born: 1956)	Trustee (since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.
Monica Walker (Born: 1958)	Trustee (since 2022)	Retired. Private Investor since 2017. Co-Founder (1991- 2017), Chairman and Chief Executive Officer (2009 to 2017) and Chief Investment Officer - Equity (2007 to 2017) of Holland Capital Management, LLC (Chicago).
OFFICERS
Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments, since 2004.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 28 funds in The Advisors’ Inner Circle Fund.

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Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and Catholic Responsible Investments Funds.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, and Catholic Responsible Investments Funds.

Former Directorships: Director of The Korea Fund, Inc. to 2019. Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, and Catholic Responsible Investments Funds.

Former Directorships: Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds.

Former Directorships: Trustee of Villanova University Alumni Board of Directors to 2018. Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. Former Directorships: Trustee of The KP Funds to 2022. Director of Stone Harbor Investments Funds (8 Portfolios), Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund) to 2022.

Former Directorships: Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and Catholic Responsible Investments Funds.

None.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years

OFFICERS (continued)
James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
Donald Duncan (Born: 1964)	Anti-Money Laundering Compliance Officer and Privacy Coordinator (since 2023)	Chief Compliance Officer and Global Head of Anti-Money Laundering Strategy of SEI Investments Company since January 2023. Head of Global Anti-Money Laundering Program for Hamilton Lane Advisors, LLC from August 2021 until December 2022. Senior VP and Supervising Principal of Hamilton Lane Securities, LLC from June 2016 to August 2021. Senior Director at AXA-Equitable from June 2011 until May 2016. Senior Director at PRUCO Securities, a subsidiary of Prudential Financial, Inc. from October 2005 until December 2009.
Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2019)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.
Matthew M. Maher (Born: 1975)	Vice President (since 2018) Secretary (since 2020)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.
Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.

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Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

None.

None.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation in the Past Five Years

OFFICERS (continued)
Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.
Stephen F. Panner (Born: 1970)	Chief Compliance Officer (since 2022)	Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund LP, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.
Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.

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Other Directorships

Held in the Past Five Years

None.

None.

None.

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NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2023 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2023 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2023, the Funds are designating the following items with regard to distributions paid during the year.

	Return of Capital	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Short-Term Capital Gain Dividends(5)	Qualifying Business Income(6)
Disciplined Equity Fund	0.00%	77.32%	22.68%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%
Mid Cap Equity Fund	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Income Opportunities Fund	0.00%	0.00%	100.00%	100.00%	58.09%	61.60%	0.00%	0.00%	0.00%	0.00%
All Cap Growth Fund	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Equity Income Fund	8.54%	44.84%	46.62%	100.00%	88.99%	96.19%	0.00%	0.00%	0.00%	0.00%
International Growth Fund(7)	0.00%	0.00%	100.00%	100.00%	1.41%	100.00%	0.00%	0.00%	0.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of “Ordinary Income Distributions” (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions” (the total of short-term capital gain and net investment income distributions). It is the intention of the aforementioned Funds to designate the maximum amount permitted by the law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to

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permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution that is exempt from U.S. withholding tax when paid to foreign investors.

(5)

The percentage of this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

(6)	The percentage of this column represents that amount of ordinary income that qualified for 20% Business Income Deduction.

(7)

The International Growth Fund accrued foreign taxes during the fiscal year ended October 31, 2023, amounted to $712,520 and are expected to be passed through to shareholders as foreign tax credits on Form 1099 for the year ending December 31, 2023. In addition, for the fiscal year ended October 31, 2023, the gross income derived from sources within foreign countries amounted to $6,576,223.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

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REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Pursuant to Rule 22e-4 under the 1940 Act, the Funds’ investment adviser has adopted, and the Board has approved, a liquidity risk management program (the “Program”) to govern the Funds’ approach to managing liquidity risk. The Program is overseen by the Funds’ Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Funds.

At a meeting of the Board held on May 23, 2023, the Trustees received a report from the Program Administrator addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period from January 1, 2022 through December 31, 2022. Among other things, the Program Administrator’s report noted that:

•      The Program Administrator had determined that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk during the period covered by the report.

•      During the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders.

•      No material changes have been made to the Program during the period covered by the report.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

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CIBC Atlas Funds

PO Box 219009

Kansas City, MO 64121-9009

1-855-328-3863

Adviser:

CIBC Private Wealth Advisors, Inc.

181 West Madison Street, 36th Floor

Chicago, IL 60602

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

2222 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds.

ATF-AR-001-1000

(b)	Not applicable.

Item 2.	Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial expert is Robert Mulhall. Mr Mulhall is considered to be “independent”, as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust.

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE October 31, 2023				FYE October 31, 2022
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$72,710	None	None		$72,710		None	None
(b)	Audit-Related Fees	None	None	None		None		None	None
(c)	Tax Fees	None	None	$115,395	(4)	$10,000	(2)	None	$256,295	(4)
(d)	All Other Fees	None	None	$47,411	(5)	None		None	$86,500	(5)

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust.

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

2

		2023			2022
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$550,800	None	None	$529,590		None	None
(b)	Audit-Related Fees	None	None	None	$10,000	(6)	None	None
(c)	Tax Fees	None	None	None	$2,000	(3)	None	None
(d)	All Other Fees	None	None	None	None		None	None

Fees billed by Cohen & Co. (“Cohen”) related to the Trust.

Cohen billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2023			2022
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$61,000	None	None	$61,000	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

3

(2)	Final tax compliance services provided to McKee International Equity Portfolio.

(3)	Common Reporting Standard (“CRS”) tax services for the Sands Capital Global Growth Fund.

(4)	Tax compliance services provided to service affiliates of the funds.

(5)	Non-audit assurance engagements for service affiliates of the funds.

(6)	Fees related to consents for Cambiar N-14 filings.

(e)(1)    The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

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(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2023	2022
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2023	2022
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (Cohen):

	2023	2022
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f)    Not applicable.

(g)    The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years ended October 31st were $162,806 and $342,795 for 2023 and 2022, respectively.

(g)    The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years ended October 31st were $0 and $2,000 for 2023 and 2022, respectively.

(g)    The aggregate non-audit fees and services billed by Cohen for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2023 and 2022, respectively.

(h)    During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

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(i)    Not Applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j)    Not applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR § 240.3b-4.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

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Item 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: January 9, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: January 9, 2024

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger
Treasurer, Controller, and CFO

Date: January 9, 2024

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